UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-2538
                                  -----------------------------
                        Touchstone Investment Trust
-----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

              303 Broadway, Cincinnati, Ohio 45202
-------------------------------------------------------------------
            (Address of principal executive offices)     (Zip code)

             Jill T. McGruder, 303 Broadway, Cincinnati, Ohio 45202
-------------------------------------------------------------------
                   (Name and address of agent for service)

Registrant's telephone number, including area code:  (513) 362-8000
                                                    ---------------
Date of fiscal year end:   9/30/05
                          ------------------------------------------
Date of reporting period:  9/30/05
                          -------------------------------------------

      Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

      A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F. Street, N.E, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Touchstone Core Bond Fund Touchstone High Yield Fund Touchstone Institutional Money Market Fund Touchstone Money Market Fund Touchstone U.S. Government Money Market Fund Touchstone Core Bond Fund Touchstone High Yield Fund Touchstone Institutional Money Market Fund Touchstone Money Market Fund Touchstone U.S. Government Money Market Fund Touchstone Core Bond Fund Touchstone High Yield Fund Touchstone Institutional Money Market Fund Touchstone Money Market Fund Touchstone U.S. Government Money Market Fund Touchstone Core Bond Fund Touchstone High Yield Fund Touchstone Institutional Money Market Fund Touchstone





                                                              September 30, 2005
--------------------------------------------------------------------------------

[LOGO]  TOUCHSTONE
        INVESTMENTS

--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------

Touchstone Core Bond Fund

Touchstone High Yield Fund

Touchstone Institutional Money Market Fund

Touchstone Money Market Fund

Touchstone U.S. Government Money Market Fund





                   RESEARCH  o   DESIGN  o   SELECT  o   MONITOR

TABLE OF CONTENTS
================================================================================

                                                                            Page
--------------------------------------------------------------------------------
Letter from the President                                                     3
--------------------------------------------------------------------------------
Management's Discussion of Fund Performance                                  4-7
--------------------------------------------------------------------------------
Tabular Presentation of Portfolios of Investments                              8
--------------------------------------------------------------------------------
Statements of Assets and Liabilities                                        9-11
--------------------------------------------------------------------------------
Statements of Operations                                                   12-13
--------------------------------------------------------------------------------
Statements of Changes in Net Assets                                        14-16
--------------------------------------------------------------------------------
Financial Highlights                                                       17-25
--------------------------------------------------------------------------------
Notes to Financial Statements                                              26-36
--------------------------------------------------------------------------------
Portfolios of Investments:
--------------------------------------------------------------------------------
  Core Bond Fund                                                           37-39
--------------------------------------------------------------------------------
  High Yield Fund                                                          40-43
--------------------------------------------------------------------------------
  Institutional Money Market Fund                                          44-47
--------------------------------------------------------------------------------
  Money Market Fund                                                        48-51
--------------------------------------------------------------------------------
  U.S. Government Money Market Fund                                        52-53
--------------------------------------------------------------------------------
Notes to Portfolios of Investments                                            54
--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm                       55
--------------------------------------------------------------------------------
Other Items                                                                56-57
--------------------------------------------------------------------------------
Management of the Trust                                                    58-60
--------------------------------------------------------------------------------

LETTER FROM THE PRESIDENT
================================================================================

Dear Fellow Shareholder:

We are pleased to provide you with the Touchstone Investment Trust Annual Report. Inside you will find key financial information and manager commentaries for the twelve months ended September 30, 2005.

During the year, high-energy prices were exacerbated by hurricanes Katrina and Rita which also raised questions regarding overall economic consequences of such catastrophic events. The Federal Reserve continued its stretch of eleven interest rate increases, raising the Federal Funds rate to its current rate of 3.75%. Subsequently, yields on shorter maturity securities followed this upward trend. Yields on longer maturity securities, in general, did not change.

Historically, the high yield market has been the least interest rate sensitive, and therefore has done the best of the major fixed income categories in each of the last four rising interest rate environments. For the year, high yield bonds continued their outperformance of investment grade bonds.

Money market fund rates continued their upward climb. Whether used as a cash management tool or as a harbor from market volatility, money market funds remain an excellent place to earn current income, while helping to provide liquidity to a portfolio.

The Touchstone Institutional U.S. Government Money Market Fund changed its name to the "Institutional Money Market Fund" and was converted to a First Tier institutional money market fund on August 1, 2005. As such, the Fund has changed its investment parameters to include high quality corporate, bank and variable rate demand notes as well as the government agency securities already included in its guidelines. The Fund is being managed similarly to the Touchstone Money Market Fund, which is geared to individual investors, except that as an institutional fund, there is the need to manage the Fund with an extra degree of liquidity given the potential for large daily asset fluctuation. We are pleased that both the Touchstone Institutional Money Market Fund and Touchstone Money Market Fund continue to gain national recognition as top performers in their respective categories.

It is important to keep the current environment in perspective and to consider the long-term composition and performance of your investment portfolio. We endeavor to offer a disciplined approach to investment management that is well suited to helping you attain your goals.

Thank you for your confidence in Touchstone and the opportunity to work on your behalf.

Best regards,


/s/ Jill T. McGruder

Jill T. McGruder
President
Touchstone Investment Trust

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
================================================================================

TOUCHSTONE CORE BOND FUND

PERFORMANCE AND MARKET REVIEW

The Fund's total return was 2.01% for the twelve months ended September 30, 2005. The total return for the Lehman Brothers U.S. Aggregate Index was 2.80% for the same period.

The largest interest rate increases were reflected in short-term bond yields, while long-term bond yields declined. Three primary factors contributed positively to performance. First, the Fund was positioned for this flattening of the yield curve. Second, Corporate bonds slightly outperformed U.S. Treasuries while Mortgage-Backed Securities significantly outperformed U.S. Treasuries. The Fund was overweight both sectors. Third, Treasury Inflation Protected Securities, which were purchased during the year, performed well.

The overall performance of the Fund, relative to its benchmark, was negative. This was due to the relatively low returns and minimal volatility in the bond market, which when combined with the diversified nature of the fund, make outperformance difficult without taking extreme positions versus the benchmark.

CURRENT STRATEGY AND OUTLOOK

With 2005 in its final quarter, investors are wondering what event will end the stalemate that has kept U.S. long-term bond yields and the stock market within narrow trading ranges. Several weeks ago, twin hurricanes Katrina and Rita appeared to be candidates. Often, the economy weakens immediately after a disaster and subsequently rebounds once reconstruction is underway. Typically, natural disasters rarely have influenced U.S. monetary policy, because their impact on the economy has been temporary.

Two considerations, however, have added complexity to the current situation. One is the magnitude of damage inflicted by Katrina, which, by far, is the largest in U.S. history. Second, the damage to oil production and refining facilities in the Gulf has boosted the price of gasoline in the United States significantly.

How should investors react to these developments? First, we believe it is important to not overreact to evidence of weaker economic activity in the next few months as the U.S. recovers from Katrina and Rita. Second, we also think investors need to guard against complacency. The damage inflicted by Katrina and Rita illustrated how sensitive energy prices are to supply disruptions, especially those affecting refining capacity.

Weighing these considerations, we think the most likely outcome is that U.S. financial markets will remain in their current trading ranges until there is clearer evidence that the economy has weakened notably or that core inflation is moving higher.

Although we believe interest rates may drift to the higher end of the range they have experienced over the last year, the risk of a large increase in rates looks less likely, and therefore, we have reduced our defensive interest rate position. If interest rates rise to the upper end of the range, we may move the Fund to an interest rate neutral position versus the Index. The position of the Fund relative to the yield curve has been moved to a neutral position based on our view that the yield curve is not likely to invert. We are less optimistic about Corporate bonds, given the relatively small risk premiums and recent volatility of this sector. Stable to slightly higher interest rates are typically a good environment for Mortgage-Backed Securities and we have increased the Fund's allocation to this sector.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
================================================================================

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
            CORE BOND FUND* AND THE LEHMAN BROTHERS AGGREGATE INDEX

------------------------------------------
              CORE BOND FUND
      AVERAGE ANNUAL TOTAL RETURNS**
      ------------------------------
            1 YEAR     5 YEARS    10 YEARS
CLASS A     (2.86%)     4.36%      4.80%
CLASS C      1.19%      4.64%      4.35%
------------------------------------------

  [THE FOLLOWING INFORMATION APPEARS AS A LINE CHART IN THE PRINTED MATERIAL]

LEHMAN BROTHERS AGGREGATE INDEX                      CORE BOND FUND - CLASS A
-------------------------------                      ------------------------
    09/30/95        10,000                            09/30/95         9,525
    12/31/95        10,426                            12/31/95         9,906
    03/31/96        10,241                            03/31/96         9,698
    06/30/96        10,300                            06/30/96         9,737
    09/30/96        10,490                            09/30/96         9,909
    12/31/96        10,805                            12/31/96        10,189
    03/31/97        10,744                            03/31/97        10,153
    06/30/97        11,139                            06/30/97        10,479
    09/30/97        11,509                            09/30/97        10,815
    12/31/97        11,848                            12/31/97        10,932
    03/31/98        12,032                            03/31/98        11,157
    06/30/98        12,313                            06/30/98        11,396
    09/30/98        12,834                            09/30/98        11,705
    12/31/98        12,877                            12/31/98        11,867
    03/31/99        12,813                            03/31/99        11,781
    06/30/99        12,700                            06/30/99        11,670
    09/30/99        12,787                            09/30/99        11,706
    12/31/99        12,771                            12/31/99        11,668
    03/31/00        13,053                            03/31/00        11,785
    06/30/00        13,280                            06/30/00        11,992
    09/30/00        13,681                            09/30/00        12,309
    12/31/00        14,256                            12/31/00        12,802
    03/31/01        14,688                            03/31/01        13,131
    06/30/01        14,771                            06/30/01        13,124
    09/30/01        15,453                            09/30/01        13,738
    12/31/01        15,460                            12/31/01        13,653
    03/31/02        15,474                            03/31/02        13,631
    06/30/02        16,046                            06/30/02        14,115
    09/30/02        16,781                            09/30/02        14,654
    12/31/02        17,045                            12/31/02        14,846
    03/31/03        17,282                            03/31/03        15,054
    06/30/03        17,715                            06/30/03        15,338
    09/30/03        17,689                            09/30/03        15,285
    12/31/03        17,745                            12/31/03        15,328
    03/31/04        18,216                            03/31/04        15,646
    06/30/04        17,771                            06/30/04        15,298
    09/30/04        18,339                            09/30/04        15,676
    12/31/04        18,514                            12/31/04        15,792
    03/31/05        18,425                            03/31/05        15,715
    06/30/05        18,979                            06/30/05        16,095
    09/30/05        18,852                            09/30/05        15,991

* The chart above represents the performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. Fund commenced operations on October 3, 1994.

** The average annual total returns shown above are adjusted for maximum applicable sales charge.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
================================================================================

TOUCHSTONE HIGH YIELD FUND

PERFORMANCE AND MARKET REVIEW

The Fund's total return was 5.78% for the twelve months ended September 30, 2005. The total return for the Merrill Lynch High Yield Index was 6.69% for the same period.

Despite market volatility throughout the twelve-month period, High Yield generated a total return slightly below the coupon rate of the market. Lower-quality High Yield easily outperformed higher-quality High Yield. Rising interest rates and the greater interest rate sensitivity of higher quality High Yield was partly the cause.

Touchstone's High Yield strategy generally performed well in fiscal 2005 due to some positive credit events and the avoidance of certain credit problems. Strong performance from certain issuers were materially additive to performance. Relative positive performance was also assisted by bonds previously sold that continued to weaken.

CURRENT STRATEGY AND OUTLOOK

With 2005 in its the final calendar quarter, investors are wondering what event will end the stalemate that has kept U.S. long-term bond yields and the stock market within narrow trading ranges. Several weeks ago, twin hurricanes Katrina and Rita appeared to be candidates. Often, the economy weakens immediately after a disaster, but subsequently rebounds once reconstruction is underway. Typically natural disasters rarely have influenced U.S. monetary policy, because their impact on the economy has been temporary.

Two considerations, however, have added complexity to the current situation. One is the magnitude of damage inflicted by Katrina, which, by far, is the largest in U.S. history. Second, the damage to oil production and refining facilities in the Gulf has boosted the price of gasoline in the United States significantly.

We believe it is important to not overreact to evidence of weaker economic activity in the next few months as the U.S. recovers from Katrina and Rita. Additionally, we think investors need to guard against complacency. The damage inflicted by Katrina and Rita illustrated how sensitive energy prices are to supply disruptions, especially those affecting refining capacity.

Weighing these considerations, we think the most likely outcome is that U.S. financial markets will remain in their current trading ranges until there is clearer evidence that the economy has weakened notably or that core inflation is moving higher.

Although we are slightly more concerned about the economy and its impact on the High Yield market, we continue to be constructive on the asset class. High Yield remains fairly priced and appears attractive when compared to other Fixed Income sectors. We continue to pay attention to escalating raw material costs and are concerned with potential margin compression in certain sectors but feel that we are well positioned with respect to this situation. Chemical companies and Packaging companies appear to be at most risk to this margin compression and we are comfortable with our exposure to these two sectors. Our broader concern is the impact that recent events will have on the overall economy; we are continually assessing this situation.

We will continue to construct portfolios designed to exhibit less volatility than the broad market and deliver attractive risk adjusted returns. Our portfolios are designed for performance over a full cycle with focus on protecting principal in down markets and we continue to believe that our style will outperform over the long term.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
================================================================================

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
         HIGH YIELD FUND* AND THE MERRILL LYNCH HIGH YIELD MASTER INDEX

-----------------------------------------------------
                  HIGH YIELD FUND
           AVERAGE ANNUAL TOTAL RETURNS**
           ------------------------------
             1 YEAR     5 YEARS    SINCE INCEPTION***
CLASS A      0.74%       6.45%          6.74%
CLASS B      0.96%         --           6.84%
CLASS C      4.92%       6.68%          7.04%
-----------------------------------------------------

  [THE FOLLOWING INFORMATION APPEARS AS A LINE CHART IN THE PRINTED MATERIAL]

MERRILL LYNCH HIGH YIELD MASTER INDEX             HIGH YIELD FUND - CLASS A
-------------------------------------             -------------------------
        05/01/00      10,000                        05/01/00      9,525
        05/31/00       9,896                        05/31/00      9,512
        06/30/00      10,065                        06/30/00      9,661
        09/30/00      10,201                        09/30/00      9,926
        12/31/00       9,800                        12/31/00      9,761
        03/31/01      10,409                        03/31/01     10,181
        06/30/01      10,277                        06/30/01     10,063
        09/30/01       9,862                        09/30/01      9,793
        12/31/01      10,408                        12/31/01     10,267
        03/31/02      10,612                        03/31/02     10,557
        06/30/02       9,960                        06/30/02     10,439
        09/30/02       9,645                        09/30/02     10,038
        12/31/02      10,289                        12/31/02     10,667
        03/31/03      10,999                        03/31/03     11,080
        06/30/03      12,062                        06/30/03     12,020
        09/30/03      12,367                        09/30/03     12,206
        12/31/03      13,090                        12/31/03     12,751
        03/31/04      13,382                        03/31/04     13,006
        06/30/04      13,264                        06/30/04     12,889
        09/30/04      13,880                        09/30/04     13,461
        12/31/04      14,499                        12/31/04     13,951
        03/31/05      14,291                        03/31/05     13,713
        06/30/05      14,676                        06/30/05     14,086
        09/30/05      14,809                        09/30/05     14,238

* The chart above represents the performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the difference in loads and fees paid by shareholders in the different classes.

** The average annual total returns shown above are adjusted for maximum applicable sales charge.

*** Class A, Class B and Class C shares commenced operations on May 1, 2000, May 1, 2001 and May 23, 2000, respectively.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TABULAR PRESENTATION OF PORTFOLIOS OF INVESTMENTS
================================================================================

The illustrations below provide each Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund's investments.

                  AS OF SEPTEMBER 30, 2005

--------------------------------------------------------------------
                      CORE BOND FUND
                      --------------
CREDIT ANALYSIS                         (% OF INVESTMENT SECURITIES)
U.S. Treasury                                                  28.5
U.S. Agency                                                    28.2
AAA/Aaa                                                        12.3
AA/Aa                                                           0.4
A/A                                                            14.8
BBB/Baa                                                        14.8
BB/Ba                                                           1.0
                                                             ------
TOTAL                                                         100.0
                                                             ------
--------------------------------------------------------------------

--------------------------------------------------------------------
                       INSTITUTIONAL
                     MONEY MARKET FUND
                     -----------------
CREDIT ANALYSIS                         (% OF INVESTMENT SECURITIES)
A-1/P-1F-1                                                     97.8
FW1(NR)*                                                        2.2
                                                             ------
TOTAL                                                         100.0
                                                             ------

PORFOLIO ALLOCATION                     (% OF INVESTMENT SECURITIES)
Variable Rate Demand Notes                                     68.0
Corporate Bonds/Commercial Paper                               18.4
Repurchase Agreements                                           5.6
Taxable Municipal Bonds                                         3.7
U.S. Government Agency                                          4.3
                                                             ------
TOTAL                                                         100.0
                                                             ------
--------------------------------------------------------------------
                      HIGH YIELD FUND
                      ---------------
CREDIT ANALYSIS                         (% OF INVESTMENT SECURITIES)
BBB/Baa                                                         5.2
BB/Ba                                                          44.2
B/B                                                            49.1
CCC/Caa                                                         1.5
                                                             ------
TOTAL                                                         100.0
                                                             ------
--------------------------------------------------------------------
                     MONEY MARKET FUND
                     -----------------
CREDIT ANALYSIS                         (% OF INVESTMENT SECURITIES)
A-1/P-1F-1                                                     95.9
FW1(NR)*                                                        4.1
                                                             ------
TOTAL                                                         100.0
                                                             ------

PORFOLIO ALLOCATION                     (% OF INVESTMENT SECURITIES)
Variable Rate Demand Notes                                     70.6
Corporate Bonds/Commercial Paper                               18.2
Taxable Municipal Bonds                                        11.2
                                                             ------
TOTAL                                                         100.0
                                                             ------
--------------------------------------------------------------------
                TOUCHSTONE U.S. GOVERNMENT
                     MONEY MARKET FUND
                     -----------------
CREDIT QUALITY                          (% OF INVESTMENT SECURITIES)
AAA                                                           100.0

PORFOLIO ALLOCATION                     (% OF INVESTMENT SECURITIES)
Overseas Private Investment Corp.                              19.9
Variable Rate Demand Notes                                     17.7
Repurchase Agreements                                          17.4
FHLB                                                           16.9
FNMA                                                           13.9
FFCB                                                           10.4
FHLMC                                                           3.8
                                                             ------
TOTAL                                                         100.0
                                                             ------
--------------------------------------------------------------------

* Equivalent to Standard & Poor's and Moody's highest short-term ratings of A-1 and P-1, respectively, based upon independent research conducted by Fort Washington Investment Advisors, Inc.

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2005
================================================================================

                                                                          CORE BOND        HIGH YIELD
                                                                            FUND              FUND
------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At cost ..........................................................    $ 63,189,710     $ 91,016,729
                                                                         =============================
   Non-affiliated securities, at market value .......................      60,436,942       88,819,466
   Affiliated securities, at market value ...........................       2,168,381        4,483,718
                                                                         -----------------------------
Total investment securities, at market value - including
   $1,077,490 of securities loaned for the High Yield Fund ..........    $ 62,605,323     $ 93,303,184
Dividends and interest receivable ...................................         507,140        1,702,827
Receivable for securities lending income ............................              --            1,148
Receivable for capital shares sold ..................................          48,727          119,494
Receivable for securities sold ......................................       1,475,563               --
Other assets ........................................................          10,872           12,529
                                                                         -----------------------------
TOTAL ASSETS ........................................................      64,647,625       95,139,182
                                                                         -----------------------------

LIABILITIES
Overdraft ...........................................................         199,086               --
Dividends payable ...................................................          12,828           96,762
Payable upon return of securities loaned ............................              --        1,115,870
Payable for securities purchased ....................................       3,516,302          628,322
Payable for capital shares redeemed .................................          82,825           45,078
Payable to Advisor ..................................................          20,460           45,343
Payable to other affiliates .........................................          12,036           15,711
Payable to Trustees .................................................           3,689            3,688
Other accrued expenses and liabilities ..............................          23,381           32,352
                                                                         -----------------------------
TOTAL LIABILITIES ...................................................       3,870,607        1,983,126
                                                                         -----------------------------
NET ASSETS ..........................................................    $ 60,777,018     $ 93,156,056
                                                                         =============================

NET ASSETS CONSIST OF:
Paid-in capital .....................................................    $ 62,646,430     $ 90,430,299
Undistributed (distributions in excess of)net investment income .....               5             (528)
Accumulated net realized gains (losses) from security transactions ..      (1,285,030)         439,830
Net unrealized appreciation (depreciation) on investments ...........        (584,387)       2,286,455
                                                                         -----------------------------
NET ASSETS ..........................................................    $ 60,777,018     $ 93,156,056
                                                                         =============================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares ...........................    $ 59,034,197     $ 73,120,480
                                                                         =============================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ..............................       6,029,600        7,618,746
                                                                         =============================
Net asset value and redemption price per share ......................    $       9.79     $       9.60
                                                                         =============================
Maximum offering price per share ....................................    $      10.28     $      10.08
                                                                         =============================

STATEMENTS OF ASSETS AND LIABILITIES
(CONTINUED)
================================================================================

                                                                           CORE BOND       HIGH YIELD
                                                                             FUND             FUND
------------------------------------------------------------------------------------------------------
PRICING OF CLASS B SHARES
Net assets attributable to Class B shares ...........................    $         --     $  8,005,994
                                                                         =============================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ..............................              --          835,390
                                                                         =============================
Net asset value, offering price and redemption price per share* .....    $         --     $       9.58
                                                                         =============================
PRICING OF CLASS C SHARES
Net assets attributable to Class C shares ...........................    $  1,742,821     $ 12,029,582
                                                                         =============================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ..............................         187,565        1,254,327
                                                                         =============================
Net asset value, offering price and redemption price per share* .....    $       9.29     $       9.59
                                                                         =============================

*     Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2005
================================================================================

                                                 INSTITUTIONAL        MONEY        U.S. GOVERNMENT
                                                     MONEY            MARKET         MONEY MARKET
                                                  MARKET FUND          FUND             FUND
--------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   Investment securities, at amortized cost .    $ 342,670,112     $ 158,376,394     $  17,709,693
   Repurchase agreements ....................       20,773,000                --         3,727,000
                                                 -------------------------------------------------
Total investment securities .................    $ 363,443,112     $ 158,376,394     $  21,436,693
Cash ........................................        6,280,984            35,449           503,320
Interest receivable .........................        1,611,359           920,644           133,286
Receivable for securities sold ..............               --         1,590,000                --
Other assets ................................            6,476            10,179             3,597
                                                 -------------------------------------------------
TOTAL ASSETS ................................      371,341,931       160,932,666        22,076,896
                                                 -------------------------------------------------

LIABILITIES
Dividends payable ...........................          633,072               747             1,099
Payable to Advisor ..........................           23,991            59,970             8,897
Payable to other affiliates .................           10,648            24,438             7,399
Payable to Trustees .........................            3,689             3,177             3,689
Payable for securities purchased ............       14,248,212         3,537,351           500,000
Other accrued expenses and liabilities ......           44,459            85,414            40,973
                                                 -------------------------------------------------
TOTAL LIABILITIES ...........................       14,964,071         3,711,097           562,057
                                                 -------------------------------------------------
NET ASSETS ..................................    $ 356,377,860     $ 157,221,569     $  21,514,839
                                                 =================================================

NET ASSETS CONSIST OF:
Paid-in capital .............................    $ 356,387,837     $ 157,250,016     $  21,519,406
Accumulated net realized losses from
   security transactions ....................           (9,977)          (28,447)           (4,567)
                                                 -------------------------------------------------
NET ASSETS ..................................    $ 356,377,860     $ 157,221,569     $  21,514,839
                                                 =================================================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares ...    $ 356,377,860     $  49,564,179     $  21,514,839
                                                 =================================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) ............................      356,381,452        49,607,844        21,519,408
                                                 =================================================
Net assets value, offering price
   and redemption price per share ...........    $        1.00     $        1.00     $        1.00
                                                 =================================================
PRICING OF CLASS S SHARES
Net assets attributable to Class S shares ...    $          --     $ 107,657,390     $          --
                                                 =================================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) ............................               --       107,673,933                --
                                                 =================================================
Net assets value, offering price
   and redemption price per share ...........    $          --     $        1.00     $          --
                                                 =================================================

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2005
================================================================================

                                                             CORE BOND       HIGH YIELD
                                                               FUND             FUND
---------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest ...............................................    $ 2,657,259     $ 7,204,546
Dividends from affiliated securities ...................          7,872           9,128
Income from securities loaned ..........................            501          19,403
                                                            ---------------------------
TOTAL INVESTMENT INCOME ................................      2,665,632       7,233,077
                                                            ---------------------------

EXPENSES
Investment advisory fees ...............................        306,800         549,240
Distribution expenses, Class A .........................        207,809         241,583
Distribution expenses, Class B .........................             --          88,561
Distribution expenses, Class C .........................         19,858         136,596
Sponsor fees ...........................................        122,721         183,081
Transfer agent fees, Class A ...........................         51,738          44,817
Transfer agent fees, Class B ...........................             --          13,499
Transfer agent fees, Class C ...........................         12,000          14,739
Administration fees ....................................         33,747          50,345
Accounting services fees ...............................         37,500          45,000
Postage and supplies ...................................         30,761          42,493
Registration fees ......................................             --             527
Registration fees, Class A .............................         15,783          13,883
Registration fees, Class B .............................             --           8,972
Registration fees, Class C .............................         10,002          10,885
Professional fees ......................................         14,748          18,186
Custodian fees .........................................         11,691          19,251
Reports to shareholders ................................         13,586          16,715
Trustees' fees and expenses ............................         12,737          13,364
Compliance fees and expenses ...........................          1,425           1,984
Other expenses .........................................         17,247          13,518
                                                            ---------------------------
TOTAL EXPENSES .........................................        920,153       1,527,239
Sponsor fees waived ....................................       (122,721)       (183,081)
Fees waived and/or expenses reimbursed by the Advisor ..       (229,965)       (213,220)
                                                            ---------------------------
NET EXPENSES ...........................................        567,467       1,130,938
                                                            ---------------------------
NET INVESTMENT INCOME ..................................      2,098,165       6,102,139
                                                            ---------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions ..........        265,049         493,640
Net change in unrealized appreciation/depreciation
   on investments ......................................     (1,160,054)     (1,811,827)
                                                            ---------------------------
Net Realized and Unrealized Losses on Investments ......       (895,005)     (1,318,187)
                                                            ---------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .............    $ 1,203,160     $ 4,783,952
                                                            ===========================

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2005
================================================================================

                                                INSTITUTIONAL       MONEY      U.S. GOVERNMENT
                                                    MONEY           MARKET       MONEY MARKET
                                                 MARKET FUND         FUND            FUND
----------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest income .............................    $ 1,964,456      $ 5,004,847      $   783,089
                                                 ---------------------------------------------

EXPENSES
Investment advisory fees ....................        119,655          781,160          153,910
Distribution expenses, Class A ..............         18,859          213,636          107,749
Distribution expenses, Class S ..............             --          655,613               --
Transfer agent fees, Class A ................         26,922          135,679           52,494
Transfer agent fees, Class S ................             --           12,000               --
Administration fees .........................         11,791           90,155           16,973
Postage and supplies ........................         17,842           68,148           28,779
Custodian fees ..............................         28,481           41,744           24,330
Accounting services fees ....................         26,000           43,500           24,500
Registration fees ...........................         28,909              265           14,184
Registration fees, Class A ..................             --           18,762               --
Registration fees, Class S ..................             --           11,613               --
Professional fees ...........................         17,576           31,103           18,268
Reports to shareholders .....................         11,360           43,305           11,961
Trustees' fees and expenses .................         13,461           13,000           13,362
Compliance fees and expenses ................            944            4,092            1,139
Other expenses ..............................          1,680            4,076              694
                                                 ---------------------------------------------
TOTAL EXPENSES ..............................        323,480        2,167,851          468,343
Fees waived and/or expenses reimbursed
   by the Advisor ...........................       (166,029)        (391,640)        (175,596)
                                                 ---------------------------------------------
NET EXPENSES ................................        157,451        1,776,211          292,747
                                                 ---------------------------------------------
NET INVESTMENT INCOME .......................      1,807,005        3,228,636          490,342

NET REALIZED GAINS (LOSSES)
   ON INVESTMENTS ...........................         (6,524)              22           (1,104)
                                                 ---------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ..    $ 1,800,481      $ 3,228,658      $   489,238
                                                 =============================================

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                     CORE BOND FUND                      HIGH YIELD FUND
-----------------------------------------------------------------------------------------------------------------
                                                      YEAR              YEAR            YEAR             YEAR
                                                      ENDED             ENDED           ENDED            ENDED
                                                    SEPT. 30,         SEPT. 30,       SEPT. 30,        SEPT. 30,
                                                      2005              2004            2005             2004
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income ........................    $  2,098,165     $  1,690,926     $  6,102,139     $  6,107,357
Net realized gains (losses) from
   security transactions .....................         265,049       (1,066,746)         493,640          809,852
Net change in unrealized appreciation/
   depreciation on investments ...............      (1,160,054)        (179,030)      (1,811,827)         839,150
                                                  ---------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS ...........................       1,203,160          445,150        4,783,952        7,756,359
                                                  ---------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A ..........      (2,136,023)      (1,619,916)      (4,723,633)      (4,600,346)
From net investment income, Class B ..........              --          (21,267)        (536,241)        (556,921)
From net investment income, Class C ..........         (52,877)         (49,743)        (825,496)        (950,090)
In excess of net investment income, Class A ..        (183,381)        (162,801)              --               --
In excess of net investment income, Class B ..              --           (2,502)              --               --
In excess of net investment income, Class C ..          (6,118)          (6,084)              --               --
From net realized gains, Class A .............              --         (725,058)        (515,953)        (477,592)
From net realized gains, Class B .............              --          (22,128)         (68,142)         (66,230)
From net realized gains, Class C .............              --          (29,095)        (115,408)        (115,823)
                                                  ---------------------------------------------------------------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS .............      (2,378,399)      (2,638,594)      (6,784,873)      (6,767,002)
                                                  ---------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold ....................       6,133,711        3,045,857       18,008,255       18,198,667
Proceeds from shares issued in connection
   with acquisition (Note 6) .................              --       22,889,479               --               --
Reinvested distributions .....................       2,162,833        2,458,428        4,579,062        4,209,655
Payments for shares redeemed .................      (8,672,046)      (7,503,622)     (12,764,840)     (11,194,952)
                                                  ---------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CLASS A SHARE TRANSACTIONS ...........        (375,502)      20,890,142        9,822,477       11,213,370
                                                  ---------------------------------------------------------------

CLASS B *
Proceeds from shares sold ....................              --          343,092        1,330,309        3,104,738
Reinvested distributions .....................              --           31,280          164,046          154,035
Payments for shares redeemed .................              --       (1,575,558)      (2,035,144)      (2,002,414)
                                                  ---------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CLASS B SHARE TRANSACTIONS ...........              --       (1,201,186)        (540,789)       1,256,359
                                                  ---------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)
================================================================================

                                                     CORE BOND FUND                      HIGH YIELD FUND
-----------------------------------------------------------------------------------------------------------------
                                                      YEAR             YEAR             YEAR             YEAR
                                                      ENDED            ENDED            ENDED            ENDED
                                                    SEPT. 30,        SEPT. 30,        SEPT. 30,        SEPT. 30,
                                                      2005             2004             2005             2004
-----------------------------------------------------------------------------------------------------------------
CLASS C
Proceeds from shares sold ....................    $    460,038     $    463,634     $  3,929,916     $  7,718,404
Proceeds from shares issued in connection
   with acquisition (Note 6) .................              --        1,165,974               --               --
Reinvested distributions .....................          45,571           68,343          413,132          424,750
Payments for shares redeemed .................        (963,913)      (1,285,603)      (5,922,509)      (5,428,118)
                                                  ---------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CLASS C TRANSACTIONS .................        (458,304)         412,348       (1,579,461)       2,715,036
                                                  ---------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ......      (2,009,045)      17,907,860        5,701,306       16,174,122

NET ASSETS
Beginning of year ............................      62,786,063       44,878,203       87,454,750       71,280,628
                                                  ---------------------------------------------------------------
End of year ..................................    $ 60,777,018     $ 62,786,063     $ 93,156,056     $ 87,454,750
                                                  ===============================================================

UNDISTRIBUTED (DISTRIBUTIONS IN
   EXCESS OF) NET INVESTMENT INCOME ..........    $          5     $     90,740     $       (528)    $       (529)
                                                  ===============================================================

* Represents the period from October 1, 2003 through May 21, 2004 for the Core Bond Fund (see Note 6).

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                            INSTITUTIONAL                        MONEY                      U.S. GOVERNMENT
                                                MONEY                            MARKET                       MONEY MARKET
                                            MARKET  FUND                          FUND                            FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                          YEAR            YEAR            YEAR             YEAR           YEAR            YEAR
                                          ENDED           ENDED           ENDED            ENDED          ENDED           ENDED
                                        SEPT. 30,       SEPT. 30,       SEPT. 30,        SEPT. 30,      SEPT. 30,       SEPT. 30,
                                          2005            2004            2005             2004           2005            2004
-----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income ..............  $   1,807,005   $     431,828   $   3,228,636   $     969,467   $     490,342   $     147,499
Net realized gains (losses) from
   security transactions ...........         (6,524)         (2,444)             22         (28,469)         (1,104)         (1,949)
                                      ---------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS .................      1,800,481         429,384       3,228,658         940,998         489,238         145,550
                                      ---------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A      (1,812,113)       (426,721)     (1,241,900)       (588,586)       (490,342)       (147,499)
From net investment income, Class S              --              --      (1,986,736)       (380,881)             --              --
In excess of net investment income,
   Class A .........................         (1,009)             --              --              --          (1,514)             --
From net realized gains, Class A ...             --         (23,541)             --         (13,302)             --          (5,949)
From net realized gains, Class S ...             --              --              --         (16,871)             --              --
                                      ---------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS ...     (1,813,122)       (450,262)     (3,228,636)       (999,640)       (491,856)       (153,448)
                                      ---------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold ..........    760,347,853     138,978,968      55,243,117     123,042,432      22,649,217      63,033,119
Reinvested distributions ...........      1,067,879         436,123       1,238,646         593,339         485,194         151,767
Payments for shares redeemed .......   (446,594,293)   (149,161,400)    (83,567,731)   (169,132,558)    (51,756,188)    (86,451,539)
                                      ---------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM CLASS A SHARE
   TRANSACTIONS ....................    314,821,439      (9,746,309)    (27,085,968)    (45,496,787)    (28,621,777)    (23,266,653)
                                      ---------------------------------------------------------------------------------------------

CLASS S
Proceeds from shares sold ..........             --              --     168,227,874     145,403,036              --              --
Reinvested distributions ...........             --              --       2,003,144         397,713              --              --
Payments for shares redeemed .......             --              --    (166,210,071)   (150,507,512)             --              --
                                      ---------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM CLASS S SHARE
   TRANSACTIONS ....................             --              --       4,020,947      (4,706,763)             --              --
                                      ---------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET
   ASSETS ..........................    314,808,798      (9,767,187)    (23,064,999)    (50,262,192)    (28,624,395)    (23,274,551)

NET ASSETS
Beginning of year ..................     41,569,062      51,336,249     180,286,568     230,548,760      50,139,234      73,413,785
                                      ---------------------------------------------------------------------------------------------
End of year ........................  $ 356,377,860   $  41,569,062   $ 157,221,569   $ 180,286,568   $  21,514,839   $  50,139,234
                                      =============================================================================================

UNDISTRIBUTED NET INVESTMENT INCOME.  $          --   $          --   $          --   $          --   $          --   $          --
                                      =============================================================================================

See accompanying notes to financial statements.

CORE BOND FUND -- CLASS A
FINANCIAL HIGHLIGHTS
================================================================================

                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED SEPTEMBER 30,
                                          --------------------------------------------------------------------------------
                                              2005             2004             2003             2002             2001
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ..   $       9.98     $      10.28     $      10.23     $      10.04     $       9.50
                                          --------------------------------------------------------------------------------

Income (loss) from
   investment operations:
   Net investment income ..............           0.34             0.35             0.34             0.44             0.53
   Net realized and unrealized gains
      (losses) on investments .........          (0.14)           (0.10)            0.09             0.21             0.54
                                          --------------------------------------------------------------------------------
Total from investment operations ......           0.20             0.25             0.43             0.65             1.07
                                          --------------------------------------------------------------------------------

Less distributions:
   Dividends from net
      investment income ...............          (0.36)           (0.35)           (0.34)           (0.46)           (0.53)
   Distributions in excess of
      net investment income ...........          (0.03)           (0.02)              --               --               --
   Distributions from net
      realized gains ..................             --            (0.18)           (0.04)              --               --
                                          --------------------------------------------------------------------------------
Total distributions ...................          (0.39)           (0.55)           (0.38)           (0.46)           (0.53)
                                          --------------------------------------------------------------------------------

Net asset value at end of year ........   $       9.79     $       9.98     $      10.28     $      10.23     $      10.04
                                          ================================================================================

Total return(A) .......................           2.01%            2.56%            4.31%            6.66%           11.61%
                                          ================================================================================

Net assets at end of  year (000's) ....   $     59,034     $     60,554     $     41,787     $     42,530     $     39,683
                                          ================================================================================

Ratio of net expenses to
   average net assets .................           0.90%            0.90%            0.90%            0.90%            0.90%

Ratio of net investment income
   to average net assets ..............           3.44%            3.35%            3.22%            4.37%            5.41%

Portfolio turnover rate ...............            130%             139%             263%             205%              93%

(A)   Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

CORE BOND FUND -- CLASS C
FINANCIAL HIGHLIGHTS
================================================================================

                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED SEPTEMBER 30,
                                          --------------------------------------------------------------------------------
                                              2005             2004             2003             2002             2001
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ..   $       9.46     $       9.76     $       9.74     $       9.59     $       9.07
                                          --------------------------------------------------------------------------------

Income (loss) from
   investment operations:
   Net investment income ..............           0.25             0.28             0.24             0.37             0.45
   Net realized and
      unrealized gains (losses)
      on investments ..................          (0.14)           (0.10)            0.09             0.17             0.53
                                          --------------------------------------------------------------------------------
Total from investment operations ......           0.11             0.18             0.33             0.54             0.98
                                          --------------------------------------------------------------------------------

Less distributions:
   Dividends from net
      investment income ...............          (0.25)           (0.28)           (0.27)           (0.39)           (0.46)
   Distributions in excess of
      net investment income ...........          (0.03)           (0.02)              --               --               --
   Distributions from net
      realized gains ..................             --            (0.18)           (0.04)              --               --
                                          --------------------------------------------------------------------------------
Total distributions ...................          (0.28)           (0.48)           (0.31)           (0.39)           (0.46)
                                          --------------------------------------------------------------------------------

Net asset value at end of year ........   $       9.29     $       9.46     $       9.76     $       9.74     $       9.59
                                          ================================================================================

Total return(A) .......................           1.19%            1.93%            3.47%            5.82%           11.10%
                                          ================================================================================

Net assets at end of year (000's) .....   $      1,743     $      2,232     $      1,871     $      2,421     $      1,522
                                          ================================================================================

Ratio of net expenses to
   average net assets .................           1.65%            1.65%            1.65%            1.65%            1.65%

Ratio of net investment income
   to average net assets ..............           2.68%            2.62%            2.49%            3.70%            4.73%

Portfolio turnover rate ...............            130%             139%             263%             205%              93%

(A)   Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

HIGH YIELD FUND -- CLASS A
FINANCIAL HIGHLIGHTS
================================================================================

                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED SEPTEMBER 30,
                                          --------------------------------------------------------------------------------
                                              2005             2004             2003             2002             2001
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ..   $       9.79     $       9.64     $       8.59     $       9.07     $      10.09
                                          --------------------------------------------------------------------------------

Income (loss) from
   investment operations:
   Net investment income ..............           0.67             0.72             0.75             0.72             0.90
   Net realized and unrealized gains
      (losses) on investments .........          (0.12)            0.23             1.04            (0.47)           (1.01)
                                          --------------------------------------------------------------------------------
Total from investment operations ......           0.55             0.95             1.79             0.25            (0.11)
                                          --------------------------------------------------------------------------------

Less distributions:
   Dividends from net
      investment income ...............          (0.67)           (0.72)           (0.74)           (0.72)           (0.90)
   Distributions from net
      realized gains ..................          (0.07)           (0.08)              --            (0.01)           (0.01)
                                          --------------------------------------------------------------------------------
Total distributions ...................          (0.74)           (0.80)           (0.74)           (0.73)           (0.91)
                                          --------------------------------------------------------------------------------

Net asset value at end of year ........   $       9.60     $       9.79     $       9.64     $       8.59     $       9.07
                                          ================================================================================

Total return(A) .......................           5.78%           10.28%           21.60%            2.50%           (1.34%)
                                          ================================================================================

Net assets at end of year (000's) .....   $     73,120     $     64,826     $     52,822     $     24,609     $      7,991
                                          ================================================================================

Ratio of net expenses to
   average net assets .................           1.05%            1.05%            1.05%            1.05%            1.05%

Ratio of net investment income to
   average net assets .................           6.84%            7.46%            8.17%            7.79%            9.20%

Portfolio turnover rate ...............             39%              44%              64%              53%              67%

(A)   Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

HIGH YIELD FUND -- CLASS B
FINANCIAL HIGHLIGHTS
================================================================================

                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 PERIOD
                                                              YEAR ENDED SEPTEMBER 30,                           ENDED
                                          ---------------------------------------------------------------       SEPT. 30,
                                              2005             2004             2003             2002            2001(A)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning
   of period ..........................   $       9.78     $       9.63     $       8.59     $       9.08     $       9.85
                                          --------------------------------------------------------------------------------

Income (loss) from investment
   operations:
   Net investment income ..............           0.60             0.65             0.68             0.66             0.35
   Net realized and unrealized gains
   (losses) on investments ............          (0.14)            0.23             1.04            (0.48)           (0.76)
                                          --------------------------------------------------------------------------------
Total from investment operations ......           0.46             0.88             1.72             0.18            (0.41)
                                          --------------------------------------------------------------------------------

Less distributions:
   Dividends from net investment
      income ..........................          (0.59)           (0.65)           (0.68)           (0.66)           (0.35)
   Distributions from net
      realized gains ..................          (0.07)           (0.08)              --            (0.01)           (0.01)
                                          --------------------------------------------------------------------------------
Total distributions ...................          (0.66)           (0.73)           (0.68)           (0.67)           (0.36)
                                          --------------------------------------------------------------------------------

Net asset value at end of period ......   $       9.58     $       9.78     $       9.63     $       8.59     $       9.08
                                          ================================================================================

Total return(B) .......................           4.88%            9.46%           20.67%            1.80%           (4.38%)(C)
                                          ================================================================================

Net assets at end of period (000's)  ..   $      8,006     $      8,735     $      7,384     $      1,854     $         75
                                          ================================================================================

Ratio of net expenses to average
   net assets .........................           1.80%            1.80%            1.80%            1.80%            1.78%(D)

Ratio of net investment income to
   average net assets .................           6.10%            6.71%            7.31%            6.93%            8.34%(D)

Portfolio turnover rate ...............             39%              44%              64%              53%              67%(D)

(A) Represents the period from commencement of operations (May 1, 2001) through September 30, 2001.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

HIGH YIELD FUND -- CLASS C
FINANCIAL HIGHLIGHTS
================================================================================

                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED SEPTEMBER 30,
                                          --------------------------------------------------------------------------------
                                              2005             2004             2003             2002             2001
--------------------------------------------------------------------------------------------------------------------------
Net asset value at
   beginning of year ..................   $       9.79     $       9.64     $       8.60     $       9.09     $      10.11
                                          --------------------------------------------------------------------------------

Income (loss) from
   investment operations:
   Net investment income ..............           0.60             0.65             0.68             0.66             0.83
   Net realized and unrealized gains
      (losses) on investments .........          (0.13)            0.23             1.04            (0.48)           (1.01)
                                          --------------------------------------------------------------------------------
Total from investment operations ......           0.47             0.88             1.72             0.18            (0.18)
                                          --------------------------------------------------------------------------------

Less distributions:
   Dividends from net
      investment income ...............          (0.60)           (0.65)           (0.68)           (0.66)           (0.83)
   Distributions from net
      realized gains ..................          (0.07)           (0.08)              --            (0.01)           (0.01)
                                          --------------------------------------------------------------------------------
Total distributions ...................          (0.67)           (0.73)           (0.68)           (0.67)           (0.84)
                                          --------------------------------------------------------------------------------

Net asset value at end of year ........   $       9.59     $       9.79     $       9.64     $       8.60     $       9.09
                                          ================================================================================

Total return(A) .......................           4.92%            9.45%           20.70%            1.74%           (2.03%)
                                          ================================================================================

Net assets at end of year (000's) .....   $     12,030     $     13,894     $     11,075     $        922     $         72
                                          ================================================================================

Ratio of net expenses to
   average net assets .................           1.80%            1.80%            1.80%            1.80%            1.80%

Ratio of net investment
   income to average net assets .......           6.09%            6.70%            7.23%            6.96%            8.37%

Portfolio turnover rate ...............             39%              44%              64%              53%              67%

(A)   Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

INSTITUTIONAL MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
================================================================================

                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED SEPTEMBER 30,
                                          --------------------------------------------------------------------------------
                                              2005             2004             2003             2002             2001
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ..   $      1.000     $      1.000     $      1.000     $      1.000     $      1.000
                                          --------------------------------------------------------------------------------

Net investment income .................          0.023            0.008            0.011            0.018            0.049
                                          --------------------------------------------------------------------------------

Net realized gains (losses)
   on investments .....................             --            0.000(A)         0.000(A)        (0.000)(A)           --
                                          --------------------------------------------------------------------------------

Dividends from net
   investment income ..................         (0.023)          (0.008)          (0.011)          (0.018)          (0.049)
                                          --------------------------------------------------------------------------------

Net asset value at end of year ........   $      1.000     $      1.000     $      1.000     $      1.000     $      1.000
                                          ================================================================================

Total return ..........................           2.36%            0.86%            1.05%            1.81%            5.02%
                                          ================================================================================

Net assets at end of year (000's) .....   $    356,378     $     41,569     $     51,336     $     55,038     $     80,081
                                          ================================================================================

Ratio of net expenses to
   average net assets .................           0.26%            0.40%            0.40%            0.40%            0.40%

Ratio of net investment income to
   average net assets .................           3.02%            0.80%            1.07%            1.83%            4.90%

(A)   Amount rounds to less than $0.0005.

See accompanying notes to financial statements.

MONEY MARKET FUND -- CLASS A
FINANCIAL HIGHLIGHTS
================================================================================

                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED SEPTEMBER 30,
                                          --------------------------------------------------------------------------------
                                              2005             2004             2003             2002             2001
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ..   $      1.000     $      1.000     $      1.000     $      1.000     $      1.000
                                          --------------------------------------------------------------------------------

Net investment income .................          0.021            0.007            0.010            0.020            0.048
                                          --------------------------------------------------------------------------------

Net realized gains (losses)
   on investments .....................             --           (0.000)(A)        0.000(A)         0.000(A)            --
                                          --------------------------------------------------------------------------------

Dividends from net
   investment income ..................         (0.021)          (0.007)          (0.010)          (0.020)          (0.048)
                                          --------------------------------------------------------------------------------

Net asset value at end of year ........   $      1.000     $      1.000     $      1.000     $      1.000     $      1.000
                                          ================================================================================

Total return ..........................           2.15%            0.69%            0.98%            2.05%            4.91%
                                          ================================================================================

Net assets at end of year (000's) .....   $     49,564     $     76,650     $    122,173     $    114,132     $     84,452
                                          ================================================================================

Ratio of net expenses to
   average net assets .................           0.85%            0.85%            0.76%            0.65%            0.65%

Ratio of net investment income to
   average net assets .................           2.03%            0.66%            0.96%            1.96%            4.60%

(A)   Amount rounds to less than $0.0005.

See accompanying notes to financial statements.

MONEY MARKET FUND -- CLASS S
FINANCIAL HIGHLIGHTS
================================================================================

                                      PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------
                                                     YEAR              YEAR               PERIOD
                                                     ENDED             ENDED               ENDED
                                                   SEPT. 30,         SEPT. 30,           SEPT. 30,
                                                     2005              2004               2003(A)
---------------------------------------------------------------------------------------------------
Net asset value at beginning of period ......    $      1.000      $      1.000        $      1.000
                                                 --------------------------------------------------

Net investment income .......................           0.018             0.004               0.003
                                                 --------------------------------------------------

Net realized gains (losses) on investments ..              --            (0.000)(B)           0.000(B)
                                                 --------------------------------------------------

Dividends from net investment income ........          (0.018)           (0.004)             (0.003)
                                                 --------------------------------------------------

Net asset value at end of period ............    $      1.000      $      1.000        $      1.000
                                                 ==================================================

Total return ................................            1.84%             0.39%               0.40%(C)
                                                 ==================================================

Net assets at end of period (000's) .........    $    107,658      $    103,637        $    108,375
                                                 ==================================================

Ratio of net expenses to average net assets .            1.15%             1.15%               1.15%(C)

Ratio of net investment income to
   average net assets .......................            1.82%             0.37%               0.40%(C)

(A) Represents the period from commencement of operations (February 3, 2003) through September 30, 2003.

(B)   Amount rounds to less than $0.0005.

(C)   Annualized.

See accompanying notes to financial statements.

U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
================================================================================

                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED SEPTEMBER 30,
                                          --------------------------------------------------------------------------------
                                              2005             2004             2003             2002             2001
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ..   $      1.000     $      1.000     $      1.000     $      1.000     $      1.000
                                          --------------------------------------------------------------------------------

Net investment income .................          0.018            0.003            0.004            0.010            0.041
                                          --------------------------------------------------------------------------------

Net realized gains (losses)
   on investments .....................             --           (0.000)(A)        0.000(A)         0.000(A)            --
                                          --------------------------------------------------------------------------------

Dividends from net
   investment income ..................         (0.018)          (0.003)          (0.004)          (0.010)          (0.041)
                                          --------------------------------------------------------------------------------

Net asset value at end of year ........   $      1.000     $      1.000     $      1.000     $      1.000     $      1.000
                                          ================================================================================

Total return ..........................           1.81%            0.27%            0.44%            1.03%            4.18%
                                          ================================================================================

Net assets at end of year (000's) .....   $     21,515     $     50,139     $     73,414     $     82,332     $     64,951
                                          ================================================================================

Ratio of net expenses to
   average net assets .................           0.95%            0.95%            0.95%            0.95%            0.95%

Ratio of net investment income to
   average net assets .................           1.59%            0.24%            0.45%            1.02%            4.23%

(A)   Amount rounds to less than $0.0005.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005
================================================================================

1. ORGANIZATION

The Core Bond Fund, High Yield Fund, Institutional Money Market Fund (formerly Touchstone Institutional U.S. Government Money Market Fund), Money Market Fund, and Touchstone U.S. Government Money Market Fund, (individually, a Fund, and collectively, the Funds) are each a series of Touchstone Investment Trust (the Trust). The Trust is registered under the Investment Company Act of 1940 (the
Act) as an open-end management investment company. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated December 7, 1980. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The Core Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital, by investing primarily in bonds (at least 80% of assets). The Fund expects to have an average effective maturity of between 5 and 15 years. The Fund invests at least 65% of total assets in investment grade securities. Capital appreciation is a secondary goal.

The High Yield Fund seeks to achieve a high level of income as its main goal. The Fund invests primarily, in non-investment grade debt securities (at least 80% of assets). The Fund expects to have an average maturity of between 6 and 10 years, but it may vary between 4 and 12 years. Capital appreciation is a secondary consideration.

The Institutional Money Market Fund seeks high current income, consistent with the protection of capital. The Fund invests in U.S. Government securities and high-quality money market instruments.

The Money Market Fund seeks high current income, consistent with liquidity and stability of principal. The Fund invests in U.S. Government securities and high-quality money market instruments.

The Touchstone U.S. Government Money Market Fund seeks high current income, consistent with the protection of capital, by investing primarily (at least 80% of assets) in securities issued by the U.S. Government, or its agencies, including mortgage-related U.S. Government securities.

The Core Bond Fund offers two classes of shares: Class A shares (sold subject to a maximum 4.75% front-end sales load and a distribution fee of up to 0.35% of average daily net assets), and Class C shares (sold subject to a maximum contingent deferred sales load of 1.00% for a one-year period and a distribution fee of up to 1.00% of average daily net assets).

The High Yield Fund offers three classes of shares: Class A shares (sold subject to a maximum 4.75% front-end sales load and a distribution fee of up to 0.35% of average daily net assets), Class B shares (sold subject to a maximum contingent deferred sales load of 5.00% for a one-year period and incrementally reduced over time and a distribution fee of up to 1.00% of average daily net assets) and Class C shares (sold subject to a maximum contingent deferred sales load of 1.00% for a one-year period and a distribution fee of up to 1.00% of average daily net assets).

The Money Market Fund offers two classes of shares: Class A shares (sold subject to a distribution fee of up to 0.35% of average daily net assets) and Class S shares (sold subject to a distribution fee of up to 1.00% of average daily net assets). The current maximum distribution fee for Class S shares is limited to 0.60% of average daily net assets of Class S shares.

Each Class A, Class B, Class C and Class S share of a Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class B, Class C and Class S shares bear the expenses of higher distribution fees, which is expected to cause Class B, Class C and Class S shares to have a higher expense ratio and to pay lower dividends than those related to Class

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

SECURITIES VALUATION -- Investment securities in the Core Bond Fund and High Yield Fund for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures approved by and under the general supervision of the Board of Trustees. Investment securities in the Institutional Money Market Fund, Money Market Fund and Touchstone U.S. Government Money Market Fund are valued on the amortized cost basis, which approximates market value. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. This method of valuation is expected to enable these Funds to maintain a constant net asset value per share.

PORTFOLIO SECURITIES LOANED -- Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities.

The Core Bond Fund and the High Yield Fund receive compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. Each Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

As of September 30, 2005, the High Yield Fund had loaned corporate bonds having a fair value of approximately $1,077,490 and had received collateral valued at $1,115,870 for the loan. All collateral is received, held and administered by the Fund's Custodian for the benefit of the Fund in the applicable custody account or other account established for the purpose of holding collateral.

REPURCHASE AGREEMENTS -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost, which together with accrued interest approximates market. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

DOLLAR ROLL TRANSACTIONS -- The Core Bond Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest or similar as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold.

Dollar roll transactions involve the risk that the buyer of the securities sold by the Fund may be unable to deliver the securities when the Fund seeks to repurchase them.

SHARE VALUATION -- The net asset value per share of each class of shares of the Core Bond Fund, High Yield Fund, and Money Market Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The net asset value per share of the Institutional Money Market Fund and Touchstone U.S. Government Money Market Fund is calculated daily by dividing the total value of a Fund's assets, less liabilities, by the number of shares outstanding.

The offering price per share of the Institutional Money Market Fund, Money Market Fund and Touchstone U.S. Government Money Market Fund is equal to the net asset value per share. The maximum offering price per share of Class A shares of the Core Bond Fund and High Yield Fund is equal to the net asset value per share plus a sales load equal to 4.99% of the net asset value (or 4.75% of the offering price). The maximum offering price per share of Class C shares of the Core Bond Fund and Class B and Class C shares of the High Yield Fund is equal to the net asset value per share.

The redemption price per share of a Fund, or of each class of shares of a Fund, is equal to the net asset value per share. However, redemptions of Class B shares of the High Yield Fund and Class C shares of the Core Bond Fund and High Yield Fund are subject to a contingent deferred sales load of 5.00% (incrementally reduced over time) and 1.00%, respectively, of the original purchase price if redeemed within a one-year period from the date of purchase.

INVESTMENT INCOME -- Interest income is accrued as earned and includes, where applicable, the pro-rata amortization of premium or accretion of discount.

DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income are distributed daily and paid on the last business day of each month to shareholders of each Fund, except for Core Bond Fund and High Yield Fund which are distributed and paid monthly. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

ALLOCATIONS -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation, as applicable, for the Core Bond Fund, High Yield Fund and Money Market Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionately among all Funds daily in relation to net assets of each Fund or another reasonable measure.

SECURITY TRANSACTIONS -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

FEDERAL INCOME TAX -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended September 30, 2005 and 2004 was as follows:

---------------------------------------------------------------------------------------
                                        CORE BOND FUND             HIGH YIELD FUND
---------------------------------------------------------------------------------------
                                      2005          2004          2005          2004
---------------------------------------------------------------------------------------
From ordinary income ..........    $2,378,399    $2,118,885    $6,085,375    $6,767,002
From long-term capital gains ..            --       519,709       699,498            --
                                   ----------------------------------------------------
                                   $2,378,399    $2,638,594    $6,784,873    $6,767,002
                                   ----------------------------------------------------
---------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                 INSTITUTIONAL                                          U.S. GOVERNMENT
                               MONEY MARKET FUND           MONEY MARKET FUND           MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------
                              2005          2004          2005          2004          2005          2004
-----------------------------------------------------------------------------------------------------------
From ordinary income ..    $1,813,122    $  450,262    $3,228,636    $  999,640    $  491,856    $  153,448
                           --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

Reclassification of capital accounts - Reclassifications result primarily from the difference in the tax treatment of paydown securities and expiration of capital loss carryforwards. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Funds' capital accounts on a tax basis.

--------------------------------------------------------------------------------
                                                 UNDISTRIBUTED      ACCUMULATED
                                      PAID-IN    NET INVESTMENT    NET REALIZED
                                      CAPITAL        INCOME       GAINS (LOSSES)
--------------------------------------------------------------------------------
Core Bond Fund ....................  $  (8,095)    $ 189,499        $(181,404)
High Yield Fund ...................  $      --     $ (16,768)       $  16,768
Institutional Money Market Fund ...  $      (1)    $   6,117        $  (6,116)
U.S. Government Money Market Fund .  $      --     $   1,514        $  (1,514)
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

The following information is computed on a tax basis for each item as of September 30, 2005:

--------------------------------------------------------------------------------
                                                     CORE BOND       HIGH YIELD
                                                       FUND            FUND
--------------------------------------------------------------------------------
Cost of portfolio investments ..........          $ 63,204,877     $ 91,016,729
                                                  -----------------------------
Gross unrealized appreciation ..........                79,854        3,179,722
Gross unrealized depreciation ..........              (679,408)        (893,267)
                                                  -----------------------------
Net unrealized appreciation ............              (599,554)       2,286,455
Capital loss carryforward ..............            (1,284,506)              --
Undistributed ordinary income ..........                27,476           96,234
Undistributed long-term capital gains ..                    --          439,830
Other temporary differences ............               (12,828)         (96,762)
                                                  =============================
   Accumulated earnings (deficit) ......          $ (1,869,412)    $  2,725,757
                                                  =============================
--------------------------------------------------------------------------------

The difference between the tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

-------------------------------------------------------------------------------------
                                    INSTITUTIONAL                     U.S. GOVERNMENT
                                    MONEY MARKET       MONEY MARKET    MONEY MARKET
                                        FUND               FUND            FUND
-------------------------------------------------------------------------------------
Cost of portfolio investments ..    $ 363,443,112     $ 158,376,394     $  21,436,693
                                    -------------------------------------------------
Post-October losses ............           (7,533)               --            (2,618)
Capital loss carryforward ......           (2,444)          (28,447)           (1,949)
Undistributed ordinary income...          633,072               747             1,099
Other temporary differences ....         (633,072)             (747)           (1,099)
                                    =================================================
    Accumulated deficit ........    $      (9,977)    $     (28,447)    $      (4,567)
                                    =================================================
-------------------------------------------------------------------------------------

As of September 30, 2005, the Funds had the following capital loss carryforwards for federal income tax purposes.

--------------------------------------------------------------------------------
                                                                      EXPIRES
FUND                                                  AMOUNT        SEPTEMBER 30
--------------------------------------------------------------------------------
Core Bond Fund .................................    $  122,447          2008
                                                        42,580          2012
                                                     1,119,479          2013
                                                    ----------
                                                     1,284,506
                                                    ==========

Institutional Money Market Fund ................    $    2,444          2013
                                                    ==========

Money Market Fund ..............................    $   28,447          2013
                                                    ==========

U.S. Government Money Market Fund ..............    $    1,949          2013
                                                    ==========
--------------------------------------------------------------------------------

During the year ended September 30, 2005, the Core Bond Fund had $8,095 of capital loss carryforwards that expired unutilized.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

In addition, the Institutional Money Market Fund and U.S. Government Money Market Fund elected to defer until its subsequent tax year capital losses incurred after October 31, 2004. These capital loss carryforwards and "Post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) were as follows for the year ended September 30, 2005:

--------------------------------------------------------------------------------------------
                                                                   CORE BOND      HIGH YIELD
                                                                     FUND           FUND
--------------------------------------------------------------------------------------------
Purchases of investment securities ...........................    $70,129,204    $39,281,154
                                                                  --------------------------
Proceeds from sales and maturities of investment securities ..    $68,619,044    $34,086,275
                                                                  --------------------------
--------------------------------------------------------------------------------------------

4. TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the Advisor), the Trust's investment advisor, Touchstone Securities, Inc. (the Underwriter), the Trust's principal underwriter, and Integrated Fund Services, Inc. (Integrated), the Trust's administrator, transfer agent and accounting services agent. The Advisor, Underwriter and Integrated are each a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company.

MANAGEMENT AGREEMENT

The Advisor provides general investment supervisory services for the Funds, under the terms of an Advisory Agreement. Under the Advisory Agreement, the Funds pay the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets as follows:

--------------------------------------------------------------------------------
Core Bond Fund                   0.50% on the first $100 million
                                 0.45% on the next $100 million
                                 0.40% on the next $100 million
                                 0.35% of such assets in excess of $300 million
--------------------------------------------------------------------------------
High Yield Fund                  0.60% on the first $100 million
                                 0.55% on the next $100 million
                                 0.50% on the next $100 million
                                 0.45% of such assets in excess of $300 million
--------------------------------------------------------------------------------
Institutional
Money Market Fund                0.20%
--------------------------------------------------------------------------------
Money Market Fund and U.S.
Government Money Market Fund     0.50% on the first $50 million
                                 0.45% on the next $100 million
                                 0.40% on the next $100 million
                                 0.375% of such assets in excess of $250 million
--------------------------------------------------------------------------------

Fort Washington Investment Advisors, Inc. (Sub-Advisor) has been retained by the Advisor to manage the investments of the Funds under the terms of a Sub-Advisory Agreement. The Sub-Advisor is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company. The Advisor (not the Funds) pays the Sub-Advisor a fee for these services.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

The Advisor has entered into an agreement to contractually limit operating expenses of certain Funds. The maximum operating expense limit in any year with respect to a Fund is based on a percentage of the average daily net assets of the Fund. The Advisor has agreed to waive advisory fees and/or reimburse expenses in order to limit total annual fund operating expenses as follows:

Institutional Money Market Fund - 0.20%*; Money Market Fund - 0.85% for Class A shares and 1.15% for Class S shares; Touchstone U.S. Government Money Market Fund - 0.95%. These expense limitations will remain in effect through at least September 30, 2006.

* Prior to August 1, 2005, the Advisor contractually agreed to limit the operating expenses of the Institutional Money Market Fund to 0.40% of average daily net assets of the Fund.

For the year ended September 30, 2005 the Advisor waived investment advisory fees and/or reimbursed expenses as follows:

--------------------------------------------------------------------------------
                                                   INVESTMENT    OTHER OPERATING
                                                    ADVISORY         EXPENSES
                                                   FEES WAIVED      REIMBURSED
--------------------------------------------------------------------------------
Core Bond Fund ................................     $  2,298         $227,667
High Yield Fund ...............................           --         $213,220
Institutional Money Market Fund ...............     $119,655         $ 46,374
Money Market Fund .............................           --         $391,640
U.S. Government Money Market Fund .............     $ 67,847         $107,749
--------------------------------------------------------------------------------

SPONSOR AGREEMENT

The Trust, on behalf of the Core Bond Fund and High Yield Fund, has entered into a Sponsor Agreement with the Advisor. The Advisor provides oversight of the various service providers to the Core Bond Fund and High Yield Fund, including the administrator and custodian. The Advisor receives a fee from the Core Bond Fund and High Yield Fund equal on an annual basis to 0.20% of the average daily net assets of the respective Fund.

Pursuant to the Sponsor Agreement, between the Advisor and the Trust, the Advisor has agreed to waive its fees and reimburse expenses in order to limit certain Fund's total annual fund operating expenses as follows: Core Bond Fund - 0.90% for Class A shares and 1.65% for Class C shares; High Yield Fund - 1.05% for Class A shares, 1.80% for Class B and Class C shares. The fee waivers and expense limitations will remain in effect through at least September 30, 2006.

For the year ended September 30, 2005 the Advisor waived sponsor fees as follows:

      Core Bond Fund                                           $122,721
      High Yield Fund                                          $183,081

ADMINISTRATION AGREEMENT

Under the terms of an Administration Agreement, Integrated supplies executive and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities and materials for meetings of the Board of Trustees. For these services, Integrated receives a monthly fee from each Fund.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and Integrated, Integrated maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services,

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

Integrated receives a monthly fee per shareholder account from each Fund subject to a minimum monthly fee for each Fund or for each class of shares of a Fund, as applicable. In addition, each Fund pays Integrated out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT

Under the terms of the Accounting Services Agreement between the Trust and Integrated, Integrated calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, Integrated receives a monthly fee, based on current net asset levels from each Fund. In addition, each Fund pays Integrated certain out-of-pocket expenses incurred by Integrated in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT

The Underwriter is the Funds' principal underwriter and, as such, acts as exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $10,274 and $25,140 from underwriting and broker commissions on the sale of shares of the Core Bond Fund and High Yield Fund, respectively, for the year ended September 30, 2005. In addition, the Underwriter collected $485 and $50,380 of contingent deferred sales loads on the redemption of Class C shares of the Core Bond Fund and Class B and Class C shares of the High Yield Fund, respectively.

PLANS OF DISTRIBUTION

The Trust has adopted a Plan of Distribution for each Fund under which each Fund may directly incur or reimburse the Advisor or the Underwriter for expenses related to the distribution and promotion of shares. Class A shares of the Core Bond Fund, High Yield Fund and Money Market Fund may each pay an annual fee of up to 0.35% of its average daily net assets that are attributable to Class A shares. Class C shares of the Core Bond Fund, Class B and Class C shares of the High Yield Fund and Class S shares of the Money Market Fund may each pay an annual fee of up to 1.00% of its average daily net assets that are attributable to Class B, Class C and Class S shares. However, the current 12b-1 fees for Class S shares of the Money Market Fund are limited to an annual fee of up to 0.60% of average daily net assets that are attributable to Class S shares. The plan allows the Institutional Money Market Fund to pay an annual fee of up to 0.10% of its average daily net assets for the sale and distribution of shares; however, effective August 1, 2005, the Fund will not incur further expenses under the plan until at least September 30, 2006. The plan allows the Touchstone U.S. Government Money Market Fund to pay an annual fee up to 0.35% of its average daily net assets for the sale and distribution of shares.

COMPLIANCE SERVICES AGREEMENT

Under the terms of the Compliance Services Agreement between the Trust and Integrated, Integrated provides certain compliance services to the Trust, including developing and assisting in implementing a compliance program for Integrated on behalf of the Funds and providing administrative support services to the Funds' Compliance Program and Chief Compliance Officer. For these services, Integrated receives a quarterly fee from each Fund.

AFFILIATED TRANSACTIONS

The Core Bond Fund and High Yield Fund each may invest in the Touchstone Institutional Money Market Fund, subject to compliance with the several conditions set forth in an order received by the Trust from the Securities and Exchange Commission. To the extent that the other Touchstone Funds are invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Touchstone Institutional Money Market Fund that will not be waived or reimbursed.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

A summary of each Fund's investment, as applicable, in the Institutional Money Market Fund for the year ended September 30, 2005 as follows:

                                                        SHARE ACTIVITY
                                         ------------------------------------------------
                                         BALANCE                                  BALANCE                     VALUE
                                         9/30/04     PURCHASES       SALES        9/30/05      DIVIDENDS     9/30/05
----------------------------------------------------------------------------------------------------------------------
CORE BOND FUND:
  Institutional Money Market Fund ....        --     5,929,365     3,760,984     2,168,381    $    7,872    $2,168,381
HIGH YIELD FUND:
  Institutional Money Market Fund ....        --     7,845,451     4,477,603     3,367,848    $    9,128    $3,367,848
----------------------------------------------------------------------------------------------------------------------

5. CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold and payments for shares redeemed as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the years shown:

--------------------------------------------------------------------------------------
                                                                   CORE BOND FUND
--------------------------------------------------------------------------------------
                                                                YEAR           YEAR
                                                                ENDED          ENDED
                                                              SEPT. 30,      SEPT. 30,
                                                                2005           2004
--------------------------------------------------------------------------------------
CLASS A
Shares sold .............................................       618,085        303,422
Shares issued in connection with acquisition (Note 6) ...            --      2,201,918
Shares reinvested .......................................       218,284        245,912
Shares redeemed .........................................      (873,901)      (750,564)
                                                             -------------------------
Net increase (decrease) in shares outstanding ...........       (37,532)     2,000,688
Shares outstanding, beginning of year ...................     6,067,132      4,066,444
                                                             -------------------------
Shares outstanding, end of year .........................     6,029,600      6,067,132
                                                             =========================

CLASS B
Shares sold .............................................            --         35,794
Shares redeemed in connection with acquisition (Note 6) .            --       (107,729)
Shares reinvested .......................................            --          3,291
Shares redeemed .........................................            --        (56,462)
                                                             -------------------------
Net decrease in shares outstanding ......................            --       (125,106)
Shares outstanding, beginning of year ...................            --        125,106
                                                             -------------------------
Shares outstanding, end of year .........................            --             --
                                                             =========================

CLASS C
Shares sold .............................................        48,836         48,984
Shares issued in connection with acquisition (Note 6) ...            --        123,371
Shares reinvested .......................................         4,847          7,205
Shares redeemed .........................................      (102,217)      (135,134)
                                                             -------------------------
Net increase (decrease) in shares outstanding ...........       (48,534)        44,426
Shares outstanding, beginning of year ...................       236,099        191,673
                                                             -------------------------
Shares outstanding, end of year .........................       187,565        236,099
                                                             =========================
--------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

--------------------------------------------------------------------------------------
                                                                  HIGH YIELD FUND
--------------------------------------------------------------------------------------
                                                                YEAR           YEAR
                                                                ENDED          ENDED
                                                              SEPT. 30,      SEPT. 30,
                                                                2005           2004
--------------------------------------------------------------------------------------
CLASS A
Shares sold .............................................     1,839,574      1,865,415
Shares reinvested .......................................       470,133        433,353
Shares redeemed .........................................    (1,310,062)    (1,156,682)
                                                             -------------------------
Net increase in shares outstanding ......................       999,645      1,142,086
Shares outstanding, beginning of year ...................     6,619,101      5,477,015
                                                             -------------------------
Shares outstanding, end of year .........................     7,618,746      6,619,101
                                                             =========================

CLASS B
Shares sold .............................................       135,461        317,358
Shares reinvested .......................................        16,852         15,877
Shares redeemed .........................................      (210,150)      (206,665)
                                                             -------------------------
Net increase (decrease) in shares outstanding ...........       (57,837)       126,570
Shares outstanding, beginning of year ...................       893,227        766,657
                                                             -------------------------
Shares outstanding, end of year .........................       835,390        893,227
                                                             =========================

CLASS C
Shares sold .............................................       398,220        791,037
Shares reinvested .......................................        42,371         43,706
Shares redeemed .........................................      (605,470)      (564,234)
                                                             -------------------------
Net increase (decrease) in shares outstanding ...........      (164,879)       270,509
Shares outstanding, beginning of year ...................     1,419,206      1,148,697
                                                             -------------------------
Shares outstanding, end of year .........................     1,254,327      1,419,206
                                                             =========================
--------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

6. ACQUISITION

On May 21, 2004, a Special Meeting of Shareholders of the Touchstone Intermediate Term U.S. Government Bond Fund, a former series of the Trust, was held to approve or disapprove an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Touchstone Intermediate Term U.S. Government Bond Fund Class A, Class B and Class C Shares, in exchange for shares of the Touchstone Core Bond Fund Class A, Class A and Class C Shares, respectively. The Agreement and Plan of Reorganization was approved. In conjunction with this acquisition, Class B shares of the Touchstone Core Bond Fund were exchanged for Class A shares of the Touchstone Core Bond Fund.

The following is a summary of shares outstanding, net assets, net asset value per share, unrealized depreciation and accumulated net realized gains (losses) immediately before and after the reorganization:

                                                          BEFORE REORGANIZATION                              AFTER REORGANIZATION
                             ---------------------------------------------------------------------------   ------------------------
                                        INTERMEDIATE TERM
                                          U.S. GOVERNMENT
                                             BOND FUND                           CORE BOND FUND                  CORE BOND FUND
                             -------------------------------------   -----------------------------------   ------------------------
                                CLASS A      CLASS B      CLASS C       CLASS A     CLASS B     CLASS C       CLASS A      CLASS C
Shares outstanding ........    1,740,931      148,000      105,178     4,059,673    107,729      123,231     6,261,590      246,603
Net Assets ................  $18,897,422   $1,607,827   $1,141,481   $39,617,175   $994,422   $1,139,771   $61,116,846   $2,281,252
Net Asset Value ...........  $     10.85   $    10.86   $    10.85   $      9.76   $   9.23   $     9.25   $      9.76   $     9.25
Unrealized Depreciation ...  $  (109,034)  $  (71,925)  $  (58,547)  $  (686,634)  $(47,680)  $  (55,839)  $  (915,273)  $ (114,386)
Accumulated Net
  Realized Gains (Losses) .  $  (431,932)  $   36,849   $   43,386   $   184,137   $ 15,020   $  (12,640)  $  (195,926)  $   30,746
-----------------------------------------------------------------------------------------------------------------------------------

7. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

CORE BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2005
================================================================================

   PRINCIPAL                                                                                              MARKET
    AMOUNT      INVESTMENT SECURITIES -- 103.0%                                                           VALUE
-------------------------------------------------------------------------------------------------------------------
                CORPORATE BONDS -- 22.4%
$      550,000  Washington Mutual Inc, 2.400%, 11/3/05..........................................       $    549,248
       575,000  British Telecom plc, 7.875%, 12/15/05...........................................            578,906
       475,000  Nisource Finance Corp, 3.200%, 11/1/06..........................................            467,382
       795,000  General Motors Acceptance Corp, 6.125%, 8/28/07.................................            782,595
       215,000  National Rural Utilities, 3.250%, 10/1/07.......................................            209,205
       430,000  PSI Energy Inc, 7.850%, 10/15/07................................................            455,173
       180,000  Ameritech Capital Funding, 6.150%, 1/15/08......................................            184,882
       575,000  Union Pacific Corp, 6.625%, 2/1/08..............................................            598,863
       250,000  Wachovia Corp, 6.250%, 8/4/08...................................................            259,916
       350,000  Pepsi Bottling Holdings Inc 144a, 5.625%, 2/17/09...............................            361,365
       400,000  Daimlerchrysler, 7.200%, 9/1/09.................................................            426,735
       275,000  National Westminster Bank, 7.375%, 10/1/09......................................            302,098
       335,000  Ford Motor Credit Company, 7.375%, 10/28/09.....................................            323,592
       350,000  Centex Corp, 4.550%, 11/1/10....................................................            338,392
       450,000  Avalonbay Communities, 7.500%, 12/15/10.........................................            501,157
       200,000  Sprint Capital Corp, 7.625%, 1/30/11............................................            223,801
        35,000  Kroger Company, 6.800%, 4/1/11..................................................             37,301
       125,000  Bristol-Myers Squibb, 5.750%, 10/1/11...........................................            131,117
       350,000  Sing Telecommunications 144a, 6.375%, 12/1/11...................................            376,275
       185,000  Alcoa Inc, 6.000%, 1/15/12......................................................            195,748
       505,000  TTX Company 144a, 5.000%, 4/1/12................................................            504,435
       600,000  Reed Elsevier Capital, 4.625%, 6/15/12..........................................            582,864
       150,000  General Electric Company, 5.000%, 2/1/13........................................            151,247
       300,000  BHP Billiton Finance, 4.800%, 4/15/13...........................................            298,293
       315,000  Morgan Stanley, 4.750%, 4/1/14..................................................            303,901
       100,000  Statoil 144a, 5.125%, 4/30/14...................................................            101,360
       300,000  Key Bank NA, 5.800%, 7/1/14.....................................................            314,795
       300,000  Canadian Natural Resources, 4.900%, 12/1/14.....................................            295,032
       630,000  Caterpillar Financial Services Corp, 4.750%, 1/17/15............................            620,691
       295,000  Rebublic of Hungary, 4.750%, 2/3/15.............................................            291,092
       150,000  Southern Power Company, 4.875%, 7/15/15.........................................            146,311
       150,000  Deere & Company, 8.950%, 6/15/19................................................            170,176
       250,000  Ras Laffan Lng II 144a, 5.298%, 9/30/20.........................................            249,500
       240,000  Cingular Wireless LLC, 7.125%, 12/15/31.........................................            277,197
       200,000  AOL Time Warner Inc, 7.700%, 5/1/32.............................................            236,785
       425,000  Appalachian Power Company, 5.950%, 5/15/33......................................            430,814
       250,000  Pacific Gas & Electric, 6.050%, 3/1/34..........................................            260,098
       125,000  Nexen Inc, 5.875%, 3/10/35......................................................            122,525
       155,000  JP Morgan Chase Cap XV, 5.875%, 3/15/35.........................................            151,723
       200,000  United Technologies Corp, 5.400%, 5/1/35........................................            199,820
       275,000  Entergy Louisiana, 6.300%, 9/1/35...............................................            259,828
       305,000  Coca-Cola Enterprises, 6.700%, 10/15/36.........................................            350,623
                                                                                                       ------------
                TOTAL CORPORATE BONDS...........................................................       $ 13,622,861
                                                                                                       ------------

CORE BOND FUND
(CONTINUED)
================================================================================

   PRINCIPAL                                                                                              MARKET
    AMOUNT      INVESTMENT SECURITIES -- 103.0% (CONTINUED)                                                VALUE
-------------------------------------------------------------------------------------------------------------------
                U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.8%
$      500,000  FNMA, 7.125%, 3/15/07...........................................................       $    519,006
     1,280,000  FHLMC, 3.560%, 4/25/08..........................................................          1,254,382
       650,000  FNMA, 5.250%, 1/15/09...........................................................            665,009
     1,075,651  FHLB, 5.250%, 7/28/15...........................................................          1,077,332
                                                                                                       ------------
                TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS........................................       $  3,515,729
                                                                                                       ------------

                MORTGAGE-BACKED SECURITIES -- 50.9%
$      422,968  FNMA, 6.500%, 6/1/16............................................................       $    437,513
       950,380  FNMA, 5.000%, 11/1/17...........................................................            948,922
       338,288  FNMA, 6.000%, 11/1/17...........................................................            348,032
       170,728  FNMA, 4.500%, 1/1/18............................................................            167,478
       472,727  FNMA, 4.500%, 6/1/18............................................................            463,730
       843,141  FNMA, 6.000%, 7/1/19............................................................            867,189
       145,953  GNMA, 3.750%, 9/20/24...........................................................            147,812
       172,189  FNMA, 7.000%, 9/1/27............................................................            182,045
       113,463  GNMA, 4.000%, 10/17/29..........................................................            110,391
        42,827  FHLMC, 7.000%, 5/1/30...........................................................             45,161
        56,586  FNMA, 8.000%, 5/1/30............................................................             60,499
        22,278  GNMA, 8.000%, 7/15/30...........................................................             23,853
       225,270  FNMA, 7.500%, 1/1/31............................................................            238,439
        80,508  FNMA, 6.500%, 6/1/31............................................................             82,902
       573,183  FNMA, 6.500%, 7/1/31............................................................            590,226
        46,118  FNMA, 8.000%, 7/16/31...........................................................             49,307
       341,084  FNMA, 6.500%, 6/1/32............................................................            352,835
       322,804  FHLMC, 6.500%, 8/1/32...........................................................            332,278
       167,855  FNMA, 6.500%, 8/1/32............................................................            172,952
       762,915  FHLMC, 6.500%, 9/1/32...........................................................            785,307
       378,260  FNMA, 6.500%, 9/1/32............................................................            389,746
        85,360  FNMA, 6.500%, 9/1/32............................................................             87,952
       900,068  FNMA, 6.000%, 11/1/32...........................................................            915,345
       280,155  FNMA, 7.000%, 4/1/33............................................................            293,234
       183,787  FHLMC, 5.500%, 5/1/33...........................................................            183,979
       580,092  FNMA, 5.000%, 6/1/33............................................................            569,085
       862,879  FNMA, 5.500%, 7/1/33............................................................            863,279
     1,859,650  FNMA, 5.500%, 7/1/33............................................................          1,860,513
       174,765  FNMA, 6.000%, 7/1/33............................................................            177,715
       161,217  FHLMC, 5.000%, 8/1/33...........................................................            158,158
       648,765  FNMA, 4.500%, 8/1/33............................................................            619,785
       701,005  FNMA, 5.500%, 8/1/33............................................................            701,330
       280,886  FNMA, 5.000%, 10/1/33...........................................................            275,620
       335,693  FNMA, 5.000%, 10/1/33...........................................................            329,400
       612,738  FNMA, 5.500%, 10/1/33...........................................................            613,022
       281,323  FNMA, 5.000%, 11/1/33...........................................................            276,048
       774,855  FNMA, 5.500%, 11/1/33...........................................................            775,214
     1,547,414  Wells Fargo Mortgage Backed Securities Trust, 4.993%, 2/25/34...................          1,537,066
       768,198  FNMA, 5.000%, 4/1/34............................................................            753,075
       420,528  FNMA, 5.000%, 4/1/34............................................................            412,249
       166,275  FNMA, 5.000%, 5/1/34............................................................            163,002

CORE BOND FUND
(CONTINUED)
================================================================================

   PRINCIPAL                                                                                              MARKET
    AMOUNT      INVESTMENT SECURITIES -- 103.0% (CONTINUED)                                                VALUE
-------------------------------------------------------------------------------------------------------------------
                MORTGAGE-BACKED SECURITIES -- 50.9% (CONTINUED)
$      251,769  FNMA, 6.500%, 10/1/34...........................................................       $    259,152
     1,281,621  FNMA, 5.500%, 12/1/34...........................................................          1,281,714
       476,029  FHLMC, 5.500%, 1/1/35...........................................................            476,307
     1,153,018  FNMA, 5.000%, 2/1/35............................................................          1,128,949
       919,787  FNMA, 6.000%, 6/1/35............................................................            935,366
     1,500,000  Credit Suiss First Boston Mortgage Securities Corp, 5.000%, 6/25/35.............          1,482,282
       400,000  Greenwich Capital Commercial Funding Corp, 4.111%, 7/5/35.......................            379,325
     1,000,000  FNMA, 6.000%, 9/1/35............................................................          1,016,938
       920,000  FNMA, 6.000%, 9/1/35............................................................            930,350
     1,110,000  JP Morgan Chase Commercial Mortgage Securities Corp, 5.857%, 10/12/35...........          1,162,572
       800,000  Structured Asset Securities Corp, 5.500%, 10/25/35..............................            793,250
     1,000,000  WMALT Mortgage Pass-Thru Certificates, 5.500%, 10/25/35.........................          1,006,250
       660,000  Banc of America Commercial Mortgage Inc, 4.648%, 9/11/36........................            649,311
     1,110,000  GE Capital Commercial Mortgage Corporation, 3.915%, 11/10/38....................          1,072,536
                                                                                                       ------------
                TOTAL MORTGAGE-BACKED SECURITIES................................................       $ 30,935,990
                                                                                                       ------------

                U.S. TREASURY OBLIGATIONS -- 20.3%
$    3,825,000  U.S. Treasury Notes, 2.000%, 5/15/06............................................       $  3,777,933
       175,000  U.S. Treasury Notes, 4.375%, 5/15/07............................................            175,581
     1,320,000  U.S. Treasury Notes, 3.625%, 6/15/10............................................          1,286,588
       385,000  U.S. Treasury Notes, 3.875%, 9/15/10............................................            379,556
       725,000  U.S. Treasury Notes, 4.250%, 8/15/13............................................            722,507
     1,655,000  U.S. Treasury Notes, 4.000%, 2/15/15............................................          1,611,040
     1,435,000  U.S. Treasury Notes, 4.125%, 5/15/15............................................          1,410,279
     1,500,000  U.S. Treasury Notes, 4.250%, 8/15/15............................................          1,490,625
     1,250,000  U.S. Treasury Notes, 6.125%, 11/15/27...........................................          1,508,253
                                                                                                       ------------
                TOTAL U.S. TREASURY OBLIGATIONS.................................................       $ 12,362,362
                                                                                                       ------------
-------------------------------------------------------------------------------------------------------------------

                                                                                                          MARKET
    SHARES                                                                                                VALUE
-------------------------------------------------------------------------------------------------------------------
                INVESTMENT FUNDS -- 3.6%
     2,168,381  Touchstone Institutional Money Market Fund *....................................       $  2,168,381
                                                                                                       ------------

                TOTAL INVESTMENT SECURITIES -- 103.0% (Cost $63,189,710).........................      $ 62,605,323

                LIABILITIES IN EXCESS OF OTHER ASSETS -- (3.0%)..................................        (1,828,305)
                                                                                                       ------------

                NET ASSETS -- 100.0%.............................................................      $ 60,777,018
                                                                                                       ============

*     Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc.

See accompanying notes to portfolios of investments and notes to financial statements.

HIGH YIELD FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2005
================================================================================

   PRINCIPAL                                                                                              MARKET
    AMOUNT      INVESTMENT SECURITIES -- 100.2%                                                            VALUE
-------------------------------------------------------------------------------------------------------------------
                CORPORATE BONDS -- 95.4%
$      855,105  American Airline, 9.710%, 1/2/07................................................       $    826,742
       200,000  CSC Holdings Inc, 7.875%, 12/15/07..............................................            205,500
        67,000  Manor Care Inc, 8.000%, 3/1/08..................................................             71,417
     1,000,000  Interface Inc, 7.300%, 4/1/08...................................................          1,000,000
       200,000  Sequa Corp, 8.875%, 4/1/08......................................................            208,000
       100,000  Semco Energy Inc, 7.125%, 5/15/08...............................................            101,879
       200,000  Avista Corp, 9.750%, 6/1/08.....................................................            221,037
       300,000  Marsulex Inc, 9.625%, 7/1/08....................................................            300,000
       961,000  Citizens Communications 144a, 7.625%, 8/15/08...................................          1,011,453
       760,000  Longview Fibre Company, 10.000%, 1/15/09........................................            801,800
     1,900,000  Block Comm Inc, 9.250%, 4/15/09.................................................          2,013,999
        19,000  AES Corp, 9.500%, 6/1/09........................................................             20,710
       384,000  CSC Holdings Inc, 8.125%, 7/15/09...............................................            386,880
       200,000  Williams Comm Group Inc, 10/1/09 ** (a).........................................                  0
       500,000  Northwest Pipeline Corp, 8.125%, 3/1/10.........................................            533,750
       400,000  Polyone Corp, 10.625%, 5/15/10..................................................            412,000
     1,250,000  Transmontaigne Inc, 9.125%, 6/1/10..............................................          1,312,500
       500,000  BE Aerospace, 8.500%, 10/1/10...................................................            545,000
       180,000  Pemex Project Fdg Master Trust, 9.125%, 10/13/10................................            210,600
       922,000  Massey Energy Company, 6.625%, 11/15/10.........................................            940,440
       500,000  RH Donnelley Financial Corp 144a, 8.875%, 12/15/10..............................            536,250
     1,000,000  Houghton Mifflin Company, 8.250%, 2/1/11........................................          1,032,500
       100,000  Stone Container Corp, 9.750%, 2/1/11............................................            101,500
       500,000  WCI Communities Inc, 10.625%, 2/15/11...........................................            531,250
       750,000  Chemed Corp, 8.750%, 2/24/11....................................................            810,000
       200,000  Briggs & Stratton Corp, 8.875%, 3/15/11.........................................            229,000
       968,000  Alpharma Inc 144a, 8.625%, 5/1/11...............................................            997,040
       304,000  Canwest Media Inc, 10.625%, 5/15/11.............................................            330,600
       100,000  Lone Star Technologies, 9.000%, 6/1/11..........................................            106,000
       156,000  Samsonite Corp 144a, 8.875%, 6/1/11.............................................            165,750
     1,000,000  Fresenius Medical Capital Trust IV, 7.875%, 6/15/11.............................          1,075,000
       450,000  Navistar International, 7.500%, 6/15/11.........................................            454,500
       100,000  MacDermid Inc, 9.125%, 7/15/11..................................................            107,000
       100,000  Quebecor Media Inc, 11.125%, 7/15/11............................................            109,250
     1,000,000  Case New Holland Inc 144a, 9.250%, 8/1/11.......................................          1,057,500
     1,250,000  Qwest Corp 144a, 7.875%, 9/1/11.................................................          1,303,125
       606,000  General Motors Accept Corp, 6.875%, 9/15/11.....................................            551,225
     1,250,000  Nalco Company, 7.750%, 11/15/11.................................................          1,278,125
       350,000  Ingles Market Inc, 8.875%, 12/1/11..............................................            353,500
       750,000  Tenet Healthcare Corp, 6.375%, 12/1/11..........................................            699,375
     1,100,000  Forest Oil Corp, 8.000%, 12/15/11...............................................          1,215,500
       575,000  CMS Energy, 6.300%, 2/1/12......................................................            579,313
     1,500,000  Communication & Power Inc, 8.000%, 2/1/12.......................................          1,529,999
     1,000,000  Bluewater Finance Ltd, 10.250%, 2/15/12.........................................          1,085,000
     1,000,000  United Rentals NA Inc, 6.500%, 2/15/12..........................................            965,000
     1,200,000  Consol Energy Inc, 7.875%, 3/1/12...............................................          1,314,000
     1,200,000  Corus Entertainment Inc, 8.750%, 3/1/12.........................................          1,285,500

HIGH YIELD FUND
(CONTINUED)
================================================================================

   PRINCIPAL                                                                                              MARKET
    AMOUNT      INVESTMENT SECURITIES -- 100.2% (CONTINUED)                                               VALUE
-------------------------------------------------------------------------------------------------------------------
                CORPORATE BONDS -- 95.4% (CONTINUED)
$      700,000  Navistar Intl 144a, 6.250%, 3/1/12..............................................       $    665,000
       500,000  Mail-Well I Corp, 9.625%, 3/15/12...............................................            536,250
     1,000,000  M/I Homes Inc 144a, 6.875%, 4/1/12..............................................            935,000
     1,095,000  Rotech Healthcare Inc, 9.500%, 4/1/12...........................................          1,171,650
       100,000  Alltrista Corp, 9.750%, 5/1/12..................................................            106,500
     1,000,000  El Paso Corp, 7.875%, 6/15/12 ***...............................................          1,035,000
       200,000  Transcont Gas Pipe Corp, 8.875%, 7/15/12........................................            233,250
     1,000,000  United Refining Company, 10.500%, 8/15/12.......................................          1,060,000
     1,010,000  US Oncology Inc 144a, 9.000%, 8/15/12...........................................          1,090,800
     1,000,000  Jefferson Smurfit Corp, 8.250%, 10/1/12.........................................            940,000
     1,000,000  Owens-Brockway, 8.750%, 11/15/12................................................          1,080,000
       221,000  NDC Health Corp, 10.500%, 12/1/12...............................................            253,045
       250,000  Stena AB, 9.625%, 12/1/12.......................................................            271,250
       800,000  Rogers Wireless Inc, 7.250%, 12/15/12...........................................            846,000
     1,000,000  Alliant Energy Resources, 9.750%, 1/15/13.......................................          1,262,592
       761,000  Paramount Resources Ltd, 8.500%, 1/31/13........................................            780,025
       800,000  Stewart Enterprises 144a, 6.250%, 2/15/13.......................................            760,000
       584,000  TRW Automotive Inc, 11.000%, 2/15/13............................................            658,460
       250,000  Susquehanna Media Company, 7.375%, 4/15/13......................................            260,938
       400,000  AES Corp, 8.750%, 5/15/13.......................................................            438,000
       500,000  Semco Energy Inc, 7.750%, 5/15/13...............................................            523,940
       700,000  IPSCO Inc, 8.750%, 6/1/13.......................................................            773,500
       500,000  Omnicare Inc, 6.125%, 6/1/13....................................................            490,000
     1,000,000  Offshore Logistic, 6.125%, 6/15/13..............................................            985,000
       734,000  Psychiatric Solutions, 10.625%, 6/15/13.........................................            836,760
     1,000,000  Petrobras International Finance, 9.125%, 7/2/13.................................          1,165,000
       945,000  Chaparral Steel Company 144a, 10.000%, 7/15/13..................................            996,975
     1,000,000  Range Resources Corp, 7.375%, 7/15/13...........................................          1,060,000
       250,000  Reliant Resources Inc, 9.500%, 7/15/13..........................................            276,250
       300,000  Texas Industries Inc 144a, 7.250%, 7/15/13......................................            312,000
       149,000  Sungard Data Systems Inc 144a, 9.125%, 8/15/13..................................            154,401
     1,000,000  CIA Brasileira De Bebida, 8.750%, 9/15/13.......................................          1,187,500
       175,000  Ford Motor Credit Company, 7.000%, 10/1/13......................................            162,287
       360,000  Rayovac Corp, 8.500%, 10/1/13...................................................            347,400
       633,000  Res-Care Inc 144A, 7.750%, 10/15/13.............................................            636,165
       500,000  Stena AB, 7.500%, 11/1/13.......................................................            486,250
     1,000,000  Pilgrims Pride Corp, 9.250%, 11/15/13...........................................          1,100,000
     1,000,000  Overseas Shipholding Group, 8.750%, 12/1/13.....................................          1,132,500
     1,000,000  Bombardier Recreational, 8.375%, 12/15/13.......................................          1,047,500
       324,000  NRG Energy Inc 144A, 8.000%, 12/15/13...........................................            345,060
       750,000  CSK Auto Inc, 7.000%, 1/15/14...................................................            701,250
     1,000,000  K Hovnanian Enterprises, 6.500%, 1/15/14........................................            962,303
       379,000  Sungard Data Systems Inc 144a, 4.875%, 1/15/14..................................            332,573
     1,000,000  Videotron Ltee, 6.875%, 1/15/14.................................................          1,026,250
       500,000  Station Casinos, 6.500%, 2/1/14.................................................            500,000
       716,000  GCI Inc 144a, 7.250%, 2/15/14...................................................            692,730
       686,000  Rogers Wireless Inc, 6.375%, 3/1/14.............................................            689,430
     1,006,000  Asbury Automotive Group, 8.000%, 3/15/14........................................            955,700
       560,000  HCA Inc, 5.750%, 3/15/14........................................................            533,776

HIGH YIELD FUND
(CONTINUED)
================================================================================

   PRINCIPAL                                                                                              MARKET
     AMOUNT     INVESTMENT SECURITIES -- 100.2% (CONTINUED)                                                VALUE
-------------------------------------------------------------------------------------------------------------------
                CORPORATE BONDS -- 95.4% (CONTINUED)
$      400,000  Trinity Industries Inc, 6.500%, 3/15/14.........................................       $    394,000
       250,000  US Concrete Inc, 8.375%, 4/1/14.................................................            251,250
       322,000  Glencore Funding LLC 144a, 6.000%, 4/15/14......................................            305,035
     1,000,000  International Steel Group, 6.500%, 4/15/14......................................            990,000
       155,000  CHC Helicopter Corp, 7.375%, 5/1/14.............................................            158,875
       439,000  CHC Helicopter Corp 144a, 7.375%, 5/1/14........................................            449,975
       500,000  Iasis Healthcare, 8.750%, 6/15/14...............................................            518,750
     1,250,000  Foundation PA Coal Company, 7.250%, 8/1/14......................................          1,303,125
     1,000,000  Fisher Scientific International 144a, 6.750%, 8/15/14...........................          1,047,500
       500,000  Petrobras International Finance, 7.750%, 9/15/14................................            541,250
       838,000  Dresser-Rand Group Inc 144a, 7.375%, 11/1/14....................................            869,425
       461,000  Texas Genco LLC 144a, 6.875%, 12/15/14..........................................            469,068
       500,000  Spectrum Brands Inc 144a, 7.375%, 2/1/15........................................            450,000
       500,000  Novelis Inc 144a, 7.250%, 2/15/15...............................................            472,500
       245,000  Holly Energy Partners LP 144a, 6.250%, 3/1/15...................................            242,550
       500,000  Allied Waste North America 144a, 7.250%, 3/15/15 ***............................            492,500
       500,000  Meritage Homes Corp 144a, 6.250%, 3/15/15.......................................            457,500
       400,000  AES Corp 144a, 9.000%, 5/15/15..................................................            439,000
       395,000  Ventas Realty LP 144a, 7.125%, 6/1/15...........................................            408,825
       250,000  Georgia-Pacific Corp, 7.700%, 6/15/15...........................................            275,938
     2,000,000  Beazer Homes USA 144a, 6.875%, 7/15/15..........................................          1,939,999
       320,000  Southern Peru Copper Corp 144a, 6.375%, 7/27/15.................................            322,631
     1,250,000  Acco Brands Corp 144a, 7.625%, 8/15/15..........................................          1,237,500
     1,422,000  Mylan Laboratories Inc 144A, 6.375%, 8/15/15....................................          1,423,778
       299,000  Nell Af Sarl 144a, 8.375%, 8/15/15..............................................            292,273
     1,246,000  Ikon Office Solutions 144a, 7.750%, 9/15/15.....................................          1,224,195
     1,000,000  Chesapeake Energy Corp, 6.875%, 1/15/16.........................................          1,025,000
       500,000  Service Corp International, 6.750%, 4/1/16......................................            502,500
       395,000  Stena AB, 7.000%, 12/1/16.......................................................            365,375
       658,000  Service Corp International 144a, 7.000%, 6/15/17................................            664,580
     1,000,000  Gazprom International 144a, 7.201%, 2/1/20......................................          1,095,000
     1,000,000  Broadwing Inc, 7.250%, 6/15/23..................................................            935,000
       180,000  Husky Oil Ltd, 8.900%, 8/15/28..................................................            195,092
       606,000  General Motors Accept Corp, 8.000%, 11/1/31.....................................            529,140
       800,000  Ava Capital Trust III, 6.500%, 4/1/34...........................................            807,568
                                                                                                       ------------
                TOTAL CORPORATE BONDS...........................................................       $ 88,819,466
                                                                                                       ------------

HIGH YIELD FUND
(CONTINUED)
================================================================================

                                                                                                          MARKET
    SHARES      INVESTMENT SECURITIES -- 100.2% (CONTINUED)                                                VALUE
-------------------------------------------------------------------------------------------------------------------
                INVESTMENT FUNDS -- 4.8%
     4,483,718  Touchstone Institutional Money Market Fund * (b)................................       $  4,483,718
                                                                                                       ------------

                TOTAL INVESTMENT SECURITIES -- 100.2% (Cost $91,016,729).........................      $  93,303,184

                LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%)..................................          (147,128)
                                                                                                       ------------

                NET ASSETS -- 100.0%.............................................................      $ 93,156,056
                                                                                                       ============

*     Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc.

**    Non-income producing security.

*** All or a portion of the security is on loan. The total value of securities on loan as of September 30, 2005, was $1,077,490.

(a)   Security valued at fair value (See Note 2).

(b) As of September 30, 2005, $1,115,870 represents collateral for securities loaned.

See accompanying notes to portfolios of investments and notes to financial statements.

INSTITUTIONAL MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2005
================================================================================

   PRINCIPAL
    AMOUNT      INVESTMENT SECURITIES -- 96.1%                                                             VALUE
-------------------------------------------------------------------------------------------------------------------
                CORPORATE BONDS -- 14.1%
$      250,000  Merrill Lynch & Company, 7.080%, 10/3/05........................................       $    250,045
     1,000,000  Bayerische Landesbank, 6.375%, 10/15/05.........................................          1,000,927
     1,500,000  US Bancorp, 6.750%, 10/15/05....................................................          1,501,546
     1,000,000  Alabama Power Company, 5.490%, 11/1/05..........................................          1,001,304
       200,000  American Express, 6.875%, 11/1/05...............................................            200,471
     1,220,000  Donaldson Lufkin Jenrett, 6.875%, 11/1/05.......................................          1,222,873
       300,000  Morgan Stanley Dean Witter, 6.500%, 11/1/05.....................................            300,614
       220,000  HSBC Finance Corp, 6.700%, 11/13/05.............................................            220,666
     1,546,000  Old Kent Financial Corp, 6.625%, 11/15/05.......................................          1,550,839
       925,000  Citigroup Inc, 6.750%, 12/1/05..................................................            929,340
     2,225,000  SLM Corp, 2.750%, 12/1/05.......................................................          2,220,454
       200,000  JP Morgan Chase & Company Inc, 6.250%, 12/15/05.................................            200,911
       250,000  Sunamerica Inc, 6.530%, 1/10/06.................................................            251,501
       350,000  Citicorp, 6.375%, 1/15/06.......................................................            352,285
       500,000  Salomon Inc, 6.750%, 1/15/06....................................................            503,732
       518,000  HSBC Finance Corp, 6.500%, 1/24/06..............................................            521,616
     2,200,000  Merrill Lynch & Company, 6.150%, 1/26/06........................................          2,214,459
     1,100,000  Caterpillar Financial Services Corp, 2.650%, 1/30/06............................          1,094,838
       200,000  General Electric Cap Corp, 2.850%, 1/30/06......................................            199,189
       750,000  Bank One Corp, 6.500%, 2/1/06...................................................            756,223
     8,000,000  Caterpillar Financial Services Corp FRN, 3.913%, 2/5/06.........................          8,006,539
       100,000  Alabama Power Company, 2.650%, 2/15/06..........................................             99,466
       250,000  Bank of America Corp, 6.200%, 2/15/06...........................................            251,921
     1,000,000  Bank One Corp, 6.125%, 2/15/06..................................................          1,007,712
     4,630,000  National Rural Utilities, 3.000%, 2/15/06.......................................          4,611,457
     1,200,000  Royal Bank of Canada NY FRN, 3.620%, 3/2/06.....................................          1,199,915
       600,000  Heller Financial Inc, 6.375%, 3/15/06...........................................            606,097
     1,560,000  Mellon Bank NA, 7.000%, 3/15/06.................................................          1,580,345
       100,000  Merrill Lynch & Company, 7.000%, 3/15/06........................................            101,290
       110,000  Bear Stearns Company Inc, 3.000%, 3/30/06.......................................            109,394
       348,000  US Bancorp, 2.750%, 3/30/06.....................................................            345,656
       690,000  Wells Fargo Company, 6.875%, 4/1/06.............................................            699,081
     1,000,000  FPL Group Capital Inc, 3.250%, 4/11/06..........................................            995,981
     2,126,000  Morgan Stanley Dean Witter, 6.100%, 4/15/06.....................................          2,147,013
       100,000  National City Bank, 2.500%, 4/17/06.............................................             99,100
       825,000  SLM Corp FRN, 3.820%, 4/25/06...................................................            825,578
       145,000  Bank of America Corp, 7.125%, 5/1/06............................................            147,282
       617,000  Bear Stearns Company Inc, 6.500%, 5/1/06........................................            625,575
       352,000  Caterpillar Financial Services Corp, 5.950%, 5/1/06.............................            355,474
       750,000  Wal-Mart Canada 144A, 5.580%, 5/1/06............................................            755,876
       116,000  Citigroup Inc, 5.750%, 5/10/06..................................................            116,965
       182,000  HSBC Finance Corp, 7.250%, 5/15/06..............................................            185,359
       360,000  Merrill Lynch & Company, 7.375%, 5/15/06........................................            366,866
     2,079,000  National Rural Utilities, 6.000%, 5/15/06.......................................          2,101,273
       300,000  Washington Mutual Finance Corp, 6.250%, 5/15/06.................................            303,798
       666,000  Merrill Lynch & Company, 6.130%, 5/16/06........................................            673,600
     1,245,000  ABN AMRO Bank Chicago, 7.550%, 6/28/06..........................................          1,274,434

INSTITUTIONAL MONEY MARKET FUND
(CONTINUED)
================================================================================

  PRINCIPAL
    AMOUNT      INVESTMENT SECURITIES -- 96.1% (CONTINUED)                                                 VALUE
-------------------------------------------------------------------------------------------------------------------
                CORPORATE BONDS -- 14.1% (CONTINUED)
$    1,010,000  Union Bank Switzerland NY, 7.250%, 7/15/06......................................       $  1,032,139
       145,000  Banc One Corp, 6.875%, 8/1/06...................................................            148,032
       405,000  Citigroup Inc, 5.500%, 8/9/06...................................................            409,640
       500,000  JP Morgan Chase & Company, 5.625%, 8/15/06......................................            505,120
       600,000  American Express, 5.500%, 9/12/06...............................................            606,216
     1,000,000  National Rural Utilities, 7.300%, 9/15/06.......................................          1,026,555
       240,000  Bank One Corp, 7.000%, 10/16/06.................................................            245,861
                                                                                                       ------------
                TOTAL CORPORATE BONDS...........................................................       $ 50,060,443
                                                                                                       ------------

                U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.4%
$      550,000  Overseas Private Investment Corp, 3.750%, 10/5/05...............................           $550,000
     6,000,000  Overseas Private Investment Corp, 3.800%, 10/5/05...............................          6,000,000
     5,755,617  Overseas Private Investment Corp, 3.840%, 10/5/05...............................          5,755,617
     1,500,000  FNMA, 2.270%, 11/17/05..........................................................          1,497,023
     1,700,000  FNMA, 5.500%, 5/2/06............................................................          1,713,517
                                                                                                       ------------
                TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS........................................       $ 15,516,157
                                                                                                       ------------

                VARIABLE RATE DEMAND NOTES -- 69.2%
$    2,000,000  Livermore CA Redev Agy MFH Rev, 3.930%, 10/1/05.................................       $  2,000,000
     2,580,000  WA St HFC MFH Rev (Auburn Meadows), 3.870%, 10/1/05.............................          2,580,000
       100,000  WA St HFC MFH Rev (Rolling Hills), 3.930%, 10/1/05..............................            100,000
     4,250,000  WA St HFC MFH Rev (Woodland Retirement), 3.870%, 10/1/05........................          4,250,000
     4,125,000  Yuengling Beer Company Inc, 3.740%, 10/3/05.....................................          4,125,000
     2,950,000  2880 Stevens Creek LLC, 3.900%, 10/5/05.........................................          2,950,000
     2,420,000  Hass Door Company & Nofziger Door Company Intl Inc, 3.900%, 10/5/05.............          2,420,000
     1,285,000  NJ EDA EDR, 3.910%, 10/5/05.....................................................          1,285,000
     4,700,000  St Tammany Parish LA EDR IDR, 3.840%, 10/5/05...................................          4,700,000
     1,000,000  1212 Jackson LLC, 3.840%, 10/6/05...............................................          1,000,000
     2,100,000  179 Lincoln Hwy / Mealey, 3.940%, 10/6/05.......................................          2,100,000
     2,000,000  Albany NY IDA Civic Fac Rev (Albany Med Ctr), 3.880%, 10/6/05...................          2,000,000
       875,000  Allegheny Co PA Redev Auth (Brentwood Towne Square), 3.950%, 10/6/05............            875,000
     1,845,000  Allen Temple African Church, 3.840%, 10/6/05....................................          1,845,000
       450,000  Automated Packaging Sys, 3.930%, 10/6/05........................................            450,000
     4,107,000  Avalon Foodservice Inc, 3.900%, 10/6/05.........................................          4,107,000
     1,455,000  CA Statewide Cmntys Dev Auth Rev (Park David), 3.930%, 10/6/05..................          1,455,000
     1,040,000  Cincinnati Hills Christian Academy, 3.840%, 10/6/05.............................          1,040,000
     5,954,000  Class B Rev Bnd Ctf Ser 2004-2, 4.340%, 10/6/05.................................          5,954,000
       620,000  CO HFA EDR, 3.920%, 10/6/05.....................................................            620,000
       465,000  Connelly / Brueshaber Partnership, 4.010%, 10/6/05..............................            465,000
     4,670,000  Corp Finance Managers, 3.880%, 10/6/05..........................................          4,670,000
    13,000,000  Cubba Capital LLC, 3.880%, 10/6/05..............................................         13,000,000
     4,700,000  Delta Student Hsg Inc (Univ of AR), 3.910%, 10/6/05.............................          4,700,000
     5,775,000  Des Plaines IL IDR (CP Partners LLC) Ser A, 3.890%, 10/6/05.....................          5,775,000
     3,100,000  Doering Family Ltd, 3.860%, 10/6/05.............................................          3,100,000
       425,000  Employers Resource Associates Inc, 3.960%, 10/6/05..............................            425,000
     1,958,000  Fairway LLC, 3.900%, 10/6/05....................................................          1,958,000
     1,225,000  Farley Investment Property, 3.910%, 10/6/05.....................................          1,225,000
     3,850,000  First Baptist Church of Tuscaloosa, 3.860%, 10/6/05.............................          3,850,000
     1,350,000  FL HFC Rev (Tuscany), 3.940%, 10/6/05...........................................          1,350,000

INSTITUTIONAL MONEY MARKET FUND
(CONTINUED)
================================================================================

   PRINCIPAL
    AMOUNT      INVESTMENT SECURITIES -- 96.1% (CONTINUED)                                                 VALUE
-------------------------------------------------------------------------------------------------------------------
                VARIABLE RATE DEMAND NOTES -- 69.2% (CONTINUED)
$      600,000  FL HFC Rev (Waterford Pointe), 3.930%, 10/6/05..................................       $    600,000
     1,215,000  Fortune 5 LLC, 3.840%, 10/6/05..................................................          1,215,000
     6,325,000  Foster / Schweihofer Real Estate Holding LLC, 3.790%, 10/6/05...................          6,325,000
     1,600,000  Four Flags Properties, 3.840%, 10/6/05..........................................          1,600,000
     1,500,000  Garfield Investment Group, 3.840%, 10/6/05......................................          1,500,000
    10,475,000  Grasshopper Investments, 3.860%, 10/6/05........................................         10,475,000
     5,000,000  Heart Center Cascades, 3.880%, 10/6/05..........................................          5,000,000
     1,075,000  Home Builders of Toledo Ser 2002, 3.840%, 10/6/05...............................          1,075,000
     7,255,000  ID Hlth Facs Auth Rev, 3.880%, 10/6/05..........................................          7,255,000
     3,000,000  IHA Capital Development, 3.840%, 10/6/05........................................          3,000,000
     2,050,000  Independence Petroleum, 3.880%, 10/6/05.........................................          2,050,000
     1,555,000  Jake Sweeney Automotive, 3.860%, 10/6/05........................................          1,555,000
     2,400,000  JL Capital One LLC, 3.980%, 10/6/05.............................................          2,400,000
     4,160,000  John Q Hammons Rev Tr Ser 2004, 3.840%, 10/6/05.................................          4,160,000
     5,100,000  Jungs Station Associates, 3.850%, 10/6/05.......................................          5,100,000
     1,845,000  LA Loc Govt Envir Facs Cmnty Dev Auth Rev, 3.940%, 10/6/05......................          1,845,000
     1,115,000  Mailender-Abel, 3.910%, 10/6/05.................................................          1,115,000
       450,000  Matandy Steel & Metal Products, 3.880%, 10/6/05.................................            450,000
     6,000,000  Med Portfolio LLC, 3.790%, 10/6/05..............................................          6,000,000
     5,260,000  MI St Strategic Fd Ltd Rev, 3.880%, 10/6/05.....................................          5,260,000
     4,700,000  Mountain Agency Inc, 3.990%, 10/6/05............................................          4,700,000
     3,350,000  MS Business Fin Corp IDR (Koch Freezers LLC), 3.890%, 10/6/05...................          3,350,000
     2,935,000  Ness Family Partners LP, 3.900%, 10/6/05........................................          2,935,000
     7,200,000  OK Christian Univ, 3.890%, 10/6/05..............................................          7,200,000
     3,240,000  Orange Cnty NY IDA Civic Fac Rev (Horton Med Ctr), 3.840%, 10/6/05..............          3,240,000
     1,095,000  Paks Partners, 3.860%, 10/6/05..................................................          1,095,000
    12,000,000  Paragon Films, 3.890%, 10/6/05..................................................         12,000,000
     4,560,000  Pearlstine Distributors, 3.890%, 10/6/05........................................          4,560,000
     2,965,000  Plant City Church of God Ser 2004, 3.890%, 10/6/05..............................          2,965,000
     1,950,000  Rev Bd Ctf (Chimney Hills) Ser 2005-6, 4.340%, 10/6/05..........................          1,950,000
     2,750,000  Rev Bd Ctf (Greens of Merrill Creek) Ser 2005-3, 4.340%, 10/6/05................          2,750,000
     2,810,000  Rev Bd Ctf (Palm Bay) Ser 2004-23, 4.340%, 10/6/05..............................          2,810,000
     1,950,000  Riverhead NY IDA IDR (Atlantis Marine), 3.870%, 10/6/05.........................          1,950,000
       500,000  Sacramento Co CA Hsg Auth MFH Rev (Deer Park Apts), 3.880%, 10/6/05.............            500,000
       500,000  San Bernardino Co CA Hsg Auth MFH Rev, 3.900%, 10/6/05..........................            500,000
     2,435,000  Schwerkoske, 3.910%, 10/6/05....................................................          2,435,000
     3,600,000  SE Christian Church KY, 3.840%, 10/6/05.........................................          3,600,000
     5,500,000  Shalom Church (City of Peace) Ser 2005, 3.900%, 10/6/05.........................          5,500,000
     2,915,000  SPG Capital LLC, 3.890%, 10/6/05................................................          2,915,000
     2,650,000  St James Properties, 3.880%, 10/6/05............................................          2,650,000
     2,000,000  Temple Baptist Church, 3.880%, 10/6/05..........................................          2,000,000
     2,700,000  Trinity Baptist Church, 3.870%, 10/6/05.........................................          2,700,000
     1,075,000  Trust No B-2, 3.910%, 10/6/05...................................................          1,075,000
       600,000  TX Student Hsg & Cmnty Affairs MFH (Post Oak), 3.930%, 10/6/05..................            600,000
     3,895,000  Vista Funding Corp Ser 01-B, 3.880%, 10/6/05....................................          3,895,000
     1,510,000  Vista Funding Corp Ser 01-C, 3.910%, 10/6/05....................................          1,510,000
       500,000  WA St HFC MFH Rev (Brittany Park), 3.880%, 10/6/05..............................            500,000
     3,700,000  Wellington Green LLC, 3.880%, 10/6/05...........................................          3,700,000
     2,085,000  Westgate Investment Fund, 3.880%, 10/6/05.......................................          2,085,000

INSTITUTIONAL MONEY MARKET FUND
(CONTINUED)
================================================================================

   PRINCIPAL
    AMOUNT      INVESTMENT SECURITIES -- 96.1% (CONTINUED)                                                 VALUE
-------------------------------------------------------------------------------------------------------------------
                VARIABLE RATE DEMAND NOTES -- 69.2% (CONTINUED)
$    3,740,000  Bel Air Investments LLC, 3.960%, 10/7/05........................................       $  3,740,000
       995,000  First Church of Nazarene Pascagoula MS, 3.960%, 10/7/05.........................            995,000
                                                                                                       ------------
                TOTAL VARIABLE RATE DEMAND NOTES................................................       $246,759,000
                                                                                                       ------------

                TAXABLE MUNICIPAL BONDS -- 3.7%
$      750,000  Denver CO CSD 01 COPS, 6.700%, 12/15/05.........................................       $    754,206
     8,000,000  Anderson IN Cmnty Sch Corp BANS, 3.900%, 12/31/05...............................          8,000,000
     2,500,000  NY St Twy Auth Svc Contract Rev, 2.590%, 3/15/06................................          2,483,417
     2,095,000  Pittsburgh PA Urban Redev Auth Spl Tax, 4.500%, 9/1/06..........................          2,100,544
                                                                                                       ------------
                TOTAL TAXABLE MUNICIPAL BONDS...................................................       $ 13,338,167
                                                                                                       ------------

                COMMERCIAL PAPER -- 4.8%
$   17,000,000  BNP Paribas, 10/3/05............................................................       $ 16,996,345
                                                                                                       ------------

                TOTAL INVESTMENT SECURITIES -- 96.2%.............................................      $342,670,112
                                                                                                       ------------

-------------------------------------------------------------------------------------------------------------------
     FACE
    AMOUNT      REPURCHASE AGREEMENTS -- 5.8%                                                           VALUE
-------------------------------------------------------------------------------------------------------------------
$   20,773,000  Nesbitt Burns Securities Inc 3.75% dated 09/30/05 due 10/03/05 repurchase proceeds $20,779,492 (Collateralized by various
                US Treasury and Government Agency Obligations with maturities
                to 02/15/31 market value $21,443,112)...........................................       $20,773,000
                                                                                                       ------------

                TOTAL INVESTMENT SECURITIES AND REPURCHASE AGREEMENTS --  102%
                (Amortized Cost $363,443,112)...................................................       $363,443,112

                LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.0%)..................................        (7,065,252)
                                                                                                       ------------

                NET ASSETS -- 100.0%.............................................................      $356,377,860
                                                                                                       ============

See accompanying notes to portfolios of investments and notes to financial statements.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2005
================================================================================

   PRINCIPAL
    AMOUNT      INVESTMENT SECURITIES -- 100.7%                                                            VALUE
-------------------------------------------------------------------------------------------------------------------
                CORPORATE BONDS -- 15.6%
$      500,000  Bear Stearns Company Inc, 6.875%, 10/1/05.......................................       $    500,000
       250,000  National Rural Utilities, 6.650%, 10/1/05.......................................            250,000
       470,000  General Electric Cap Corp, 2.990%, 10/3/05......................................            469,986
     1,000,000  Merrill Lynch & Company, 7.080%, 10/3/05........................................          1,000,189
       555,000  Caterpillar Financial Services Corp, 4.500%, 10/15/05...........................            555,251
       710,000  Wal-Mart Stores, 5.875%, 10/15/05...............................................            710,493
     1,250,000  Alabama Power Company, 5.490%, 11/1/05..........................................          1,251,958
       164,000  American Express, 6.875%, 11/1/05...............................................            164,449
       310,000  JP Morgan Chase & Company, 6.000%, 11/1/05......................................            310,713
       540,000  Regions Financial Corp, 6.750%, 11/1/05.........................................            541,551
       100,000  Associates Corp NA, 6.375%, 11/15/05............................................            100,288
       110,000  Old Kent Financial Corp, 6.625%, 11/15/05.......................................            110,466
       600,000  ChevronTexaco Corp 144A, .000%, 11/17/05........................................            597,348
       500,000  General Electric Cap Corp, 5.125%, 11/23/05.....................................            501,093
       500,000  Citigroup Inc, 6.750%, 12/1/05..................................................            502,306
     1,620,000  Florida Power & Light, 6.875%, 12/1/05..........................................          1,628,507
       125,000  Georgia Power Company, 5.500%, 12/1/05..........................................            125,374
     1,678,000  JP Morgan Chase & Company Inc, 6.250%, 12/15/05.................................          1,686,809
       570,000  National Rural Utilities, 5.540%, 12/15/05......................................            572,127
       100,000  Merrill Lynch & Company, 6.250%, 1/15/06........................................            100,696
       505,000  Morgan Stanley Dean Witter, 6.300%, 1/15/06.....................................            508,570
       150,000  Merrill Lynch & Company, 6.150%, 1/26/06........................................            151,095
       100,000  Caterpillar Financial Services Corp, 2.650%, 1/30/06............................             99,534
       110,000  Bank One Corp, 6.500%, 2/1/06...................................................            110,967
       800,000  Georgia Power Company, 6.200%, 2/1/06...........................................            807,752
     1,000,000  Caterpillar Financial Services Corp FRN, 3.913%, 2/5/06.........................          1,000,818
       250,000  Bank of America Corp, 6.200%, 2/15/06...........................................            252,371
       100,000  Bank One Corp, 6.125%, 2/15/06..................................................            100,782
     1,064,000  National Rural Utilities, 3.000%, 2/15/06.......................................          1,061,113
       100,000  HSBC Finance Corp, 3.375%, 2/21/06..............................................             99,763
       100,000  Merrill Lynch & Company, 2.470%, 3/10/06........................................             99,289
       455,000  Bank of America Corp, 6.500%, 3/15/06...........................................            461,155
       450,000  Citigroup Global Markets, 5.875%, 3/15/06.......................................            453,831
       200,000  Heller Financial Inc, 6.375%, 3/15/06...........................................            202,100
       100,000  Mellon Bank NA, 7.000%, 3/15/06.................................................            101,281
       300,000  Wachovia Corp, 7.000%, 3/15/06..................................................            304,564
       374,000  Wells Fargo Company, 6.875%, 4/1/06.............................................            378,945
     1,000,000  FPL Group Capital Inc, 3.250%, 4/11/06..........................................            995,877
       304,000  Fleetboston Financial Corp, 7.125%, 4/15/06.....................................            309,309
       862,000  Morgan Stanley Dean Witter, 6.100%, 4/15/06.....................................            871,429
       100,000  Bank of America Corp, 7.125%, 4/30/06...........................................            101,719
       525,000  Bear Stearns Company Inc, 6.500%, 5/1/06........................................            531,611
       375,000  Associates Corp, 5.960%, 5/15/06................................................            375,000
       200,000  Household Finance Corp, 6.000%, 5/15/06.........................................            202,324
       110,000  Merrill Lynch & Company, 7.375%, 5/15/06........................................            112,103
       281,000  National Rural Utilities, 6.000%, 5/15/06.......................................            284,104
       600,000  Citicorp, 7.750%, 6/15/06.......................................................            614,303

MONEY MARKET FUND
(CONTINUED)
================================================================================

   PRINCIPAL
    AMOUNT      INVESTMENT SECURITIES -- 100.7% (CONTINUED)                                                VALUE
-------------------------------------------------------------------------------------------------------------------
                CORPORATE BONDS -- 15.6% (CONTINUED)
$      100,000  ABN AMRO Bank, 7.550%, 6/28/06..................................................       $    102,230
       120,000  Chase Manhattan Corp, 7.875%, 7/15/06...........................................            123,121
       165,000  Banc One Corp, 6.875%, 8/1/06...................................................            168,224
       150,000  Credit Suisse First Bank USA Inc, 5.875%, 8/1/06................................            152,101
       105,000  Coca-Cola Enterprises, 5.375%, 8/15/06..........................................            105,881
       175,000  JP Morgan Chase & Company, 5.625%, 8/15/06......................................            176,748
       369,000  Bank of America Corp, 7.500%, 9/15/06...........................................            379,553
       250,000  Caterpillar Financial Services Corp, 2.350%, 9/15/06............................            245,789
       247,000  FPL Group Capital Inc, 7.625%, 9/15/06..........................................            254,924
       335,000  ChevronTexaco Corp, 8.250%, 10/1/06.............................................            347,412
       125,000  Citigroup Global Markets, 7.125%, 10/1/06.......................................            128,180
                                                                                                       ------------
                TOTAL CORPORATE BONDS...........................................................       $ 24,455,476
                                                                                                       ------------

                VARIABLE RATE DEMAND NOTES -- 71.0%
$      280,000  Monroe Co NY IDR (Rochester Inst), 4.000%, 10/1/05..............................       $    280,000
       100,000  WA St HFC MFH Rev (Mallard Lakes), 3.930%, 10/1/05..............................            100,000
        95,000  NJ EDA EDR, 4.050%, 10/3/05.....................................................             95,000
       800,000  Schenectady NY IDR (JMR Dev Company), 3.940%, 10/3/05...........................            800,000
       400,000  Alachua Co FL HFA MFH Rev (Brookside Apts), 3.950%, 10/5/05.....................            400,000
       800,000  Berks Co PA IDA Rev, 3.960%, 10/5/05............................................            800,000
       225,000  CA PCR Fin Auth, 4.040%, 10/5/05................................................            225,000
       355,000  FL HFC Rev (Valencia), 3.950%, 10/5/05..........................................            355,000
     1,030,000  Greenville SC Mem Aud Dist Pub Fac Corp (Bi-Lo Ctr), 3.950%, 10/5/05............          1,030,000
     2,930,000  Hass Door Company & Nofziger Door Company Intl Inc, 3.900%, 10/5/05.............          2,930,000
        25,000  Milwaukee WI Redev Auth (Palermo Villa), 3.820%, 10/5/05........................             25,000
        15,000  RI St IDR (Gardener Specialty), 3.820%, 10/5/05.................................             15,000
       830,000  Acme Investment Company, 3.900%, 10/6/05........................................            830,000
       515,000  American Watchmakers Institute, 4.040%, 10/6/05.................................            515,000
       315,000  Berks Cardiologists, 4.040%, 10/6/05............................................            315,000
       715,000  Brundidge AL Combined Utilities Rev, 4.590%, 10/6/05............................            715,000
       100,000  CA Infrast & Econ Dev Bk Rev, 3.940%, 10/6/05...................................            100,000
       400,000  CA Statewide CDA MFH Rev, 3.930%, 10/6/05.......................................            400,000
       400,000  CA Statewide CDA Rev (Canyon Hsg), 3.930%, 10/6/05..............................            400,000
       440,000  CA Statewide CDA Rev (Cypress Villas), 3.930%, 10/6/05..........................            440,000
       495,000  CA Statewide CDA Rev (Oakmont of Stockton LLC), 3.980%, 10/6/05.................            495,000
       359,400  Campus Research Corp, 4.030%, 10/6/05...........................................            359,400
       625,000  Carmel IN IDR (Telamon Corp) Ser 1996 B, 4.010%, 10/6/05........................            625,000
       675,000  Carmel IN IDR (Telamon Corp), 4.010%, 10/6/05...................................            675,000
     1,140,000  Century Motors Acura (Elizabeth Connelley Trust), 3.960%, 10/6/05...............          1,140,000
       930,000  Century Motors VW (Elizabeth Connelley Trust), 3.960%, 10/6/05..................            930,000
     4,400,000  Class B Revenue Bond Ctf Ser 2004-2, 4.340%, 10/6/05............................          4,400,000
       335,000  CO HFA EDR (Super Vacuum Mfg Company), 3.920%, 10/6/05..........................            335,000
       200,000  Connelly / Brueshaber Partnership, 4.010%, 10/6/05..............................            200,000
     1,745,000  Corp Finance Managers, 3.880%, 10/6/05..........................................          1,745,000
     3,210,000  Cunat Brothers Inc (William St Apt), 4.030%, 10/6/05............................          3,210,000
       420,000  Cunat Capital Corp (FawnRidge), 4.080%, 10/6/05.................................            420,000
       690,000  CWB Investment LLC, 3.990%, 10/6/05.............................................            690,000
       305,000  Diamond Dev Group Inc, 4.060%, 10/6/05..........................................            305,000
       435,000  Eden Prairie MN IDR (SWB LLC), 4.340%, 10/6/05..................................            435,000

MONEY MARKET FUND
(CONTINUED)
================================================================================

   PRINCIPAL
    AMOUNT      INVESTMENT SECURITIES -- 100.7% (CONTINUED)                                                VALUE
-------------------------------------------------------------------------------------------------------------------
                VARIABLE RATE DEMAND NOTES -- 71.0% (CONTINUED)
$      300,000  Employers Resource Associates Inc, 3.960%, 10/6/05..............................       $    300,000
     5,460,000  Erdman & Ziegler Capital, 3.990%, 10/6/05.......................................          5,460,000
       658,000  Fitch Denney Funeral Home, 3.990%, 10/6/05......................................            658,000
       500,000  FL HFC MFH (Avalon Reserve), 3.930%, 10/6/05....................................            500,000
       337,000  Greencastle IN EDR (Round Barn Manor Apt), 3.960%, 10/6/05......................            337,000
     1,980,000  Heart Center Cascades, 3.880%, 10/6/05..........................................          1,980,000
       300,000  IL Dev Fin Auth Indl Rev, 4.130%, 10/6/05.......................................            300,000
       180,000  Jefferson Co KY Student Hsg (ULH Inc), 4.340%, 10/6/05..........................            180,000
     4,960,000  JJJ Home Product Center, 3.910%, 10/6/05........................................          4,960,000
     2,500,000  Kent Co MI LTGO, 3.950%, 10/6/05................................................          2,500,000
     2,615,000  LA HFA MFH Rev (Restoration Baton Rouge), 4.010%, 10/6/05.......................          2,615,000
     3,455,000  LA Loc Govt Environmental Fac (Bioset Shreveport), 4.190%, 10/6/05..............          3,455,000
       800,000  Lake Oswego OR Redev Agy Tax Incrmnt Rev, 3.880%, 10/6/05.......................            800,000
       350,000  Macatawa Capital, 4.010%, 10/6/05...............................................            350,000
     3,440,000  MI St Strategic Fd Ltd Rev, 3.880%, 10/6/05.....................................          3,440,000
       445,000  Miami River Stone Company, 4.010%, 10/6/05......................................            445,000
       800,000  Miklin Industries LLC, 3.990%, 10/6/05..........................................            800,000
       835,000  Montgomery Co NY IDA Rev (CNB Fin Corp), 3.990%, 10/6/05........................            835,000
     3,800,000  Mountain Agency Inc, 3.990%, 10/6/05............................................          3,800,000
     1,725,000  Mountain St University Inc WV Rev, 3.990%, 10/6/05..............................          1,725,000
       600,000  MU LLC Taxable Notes, 4.040%, 10/6/05...........................................            600,000
       400,000  New York NY IDA Civic Fac Rev, 3.960%, 10/6/05..................................            400,000
     1,415,000  Oklahoma Co OK Fin Auth IDR (Factory Direct), 3.930%, 10/6/05...................          1,415,000
       440,000  Orange Co FL IDA Rev (Christian Prison Ministry), 4.590%, 10/6/05...............            440,000
       290,000  PA St Higher Edl Facs Auth Rev, 4.100%, 10/6/05.................................            290,000
       500,000  Powell Healthcare, 3.930%, 10/6/05..............................................            500,000
     3,975,000  Revenue Bond Ctf Ser 2004-15 (Centennial East II Apts), 4.340%, 10/6/05.........          3,975,000
     1,710,000  Revenue Bond Ctf Ser 2004-19 (The Landings), 4.340%, 10/6/05....................          1,710,000
        50,000  Richmond TX Higher Ed Fin (Bayou-Houston), 3.980%, 10/6/05......................             50,000
       300,000  Riverhead NY IDA IDR (Atlantis Marine), 3.870%, 10/6/05.........................            300,000
        95,000  Riverside Co CA IDA IDR (Advance Business), 3.940%, 10/6/05.....................             95,000
     3,900,000  Schwerkoske, 3.910%, 10/6/05....................................................          3,900,000
     5,240,000  Shehata Said & Shehata, 3.990%, 10/6/05.........................................          5,240,000
       555,000  Shenandoah Valley Ltd, 3.950%, 10/6/05..........................................            555,000
       705,000  Shumaker Loop & Kendrick, 3.900%, 10/6/05.......................................            705,000
       742,000  SO Realty LLC, 4.000%, 10/6/05..................................................            742,000
     5,375,000  Springfield MO Redev Auth Rev (Univ Plaza Hotel), 4.040%, 10/6/05...............          5,375,000
       100,000  St Charles Co MO IDA IDR, 4.080%, 10/6/05.......................................            100,000
       340,000  St Charles Co MO IDA Rev (Austin Co), 4.030%, 10/6/05...........................            340,000
        90,000  Suffolk Co NY IDR Civic Fac, 3.960%, 10/6/05....................................             90,000
     3,250,000  Sycamore Creek Country Club Ser 2003, 3.990%, 10/6/05...........................          3,250,000
       200,000  Terre Haute IN Intl Arprt Auth Rev (Tri Aerospace), 4.140%, 10/6/05.............            200,000
       970,000  TKBMN LLC, 3.990%, 10/6/05......................................................            970,000
     1,310,000  VP Pack LLC, 3.990%, 10/6/05....................................................          1,310,000
       530,000  VT HFA Student Hsg (West Block), 3.930%, 10/6/05................................            530,000
       235,000  WA St HFC MFH Rev (Brittany Park), 3.880%, 10/6/05..............................            235,000
     1,235,000  West Covina CA PFA Tax Allocation Rev, 3.920%, 10/6/05..........................          1,235,000
     1,400,000  Westwood Baptist Church, 3.930%, 10/6/05........................................          1,400,000
       930,000  WH Properites Ltd, 4.000%, 10/6/05..............................................            930,000

MONEY MARKET FUND
(CONTINUED)
================================================================================

   PRINCIPAL
    AMOUNT      INVESTMENT SECURITIES -- 100.7% (CONTINUED)                                               VALUE
-------------------------------------------------------------------------------------------------------------------
                VARIABLE RATE DEMAND NOTES -- 71.0% (CONTINUED)
$      250,000  Wilmington Iron & Metal Company, 3.930%, 10/6/05................................       $    250,000
       540,000  ZECC Investments LLP, 4.040%, 10/6/05...........................................            540,000
     2,765,000  Baldwin Bone & Joint Med Ctr LLC, 4.060%, 10/7/05...............................          2,765,000
     1,070,000  Community Christian Schools Inc, 3.940%, 10/7/05................................          1,070,000
     2,555,000  Diaz-Upton LLC, 3.940%, 10/7/05.................................................          2,555,000
       700,000  Green Valley Church (Birmingham), 3.940%, 10/7/05...............................            700,000
     3,865,000  Medical Realty Group, 3.980%, 10/7/05...........................................          3,865,000
       900,000  Melrose Supply Sales Corp, 4.060%, 10/7/05......................................            900,000
                                                                                                       ------------
                TOTAL VARIABLE RATE DEMAND NOTES................................................       $111,701,400
                                                                                                       ------------

                TAXABLE MUNICIPAL BONDS -- 11.3%
$      500,000  Cincinnati OH EDR, 3.270%, 11/1/05..............................................           $499,876
       375,000  Cleveland OH EDR, 2.700%, 12/1/05...............................................            374,987
       500,000  Cook Co IL SD No 218 LTGO (Dwight Eisenhower), 4.650%, 12/1/05..................            500,738
       500,000  Rosemont IL UTGO Ser B, 2.950%, 12/1/05.........................................            499,349
     4,000,000  Anderson IN Cmnty Sch Corp BANS, 3.900%, 12/31/05...............................          4,000,000
       595,000  Chicago IL GO, 2.560%, 1/1/06...................................................            593,503
     1,000,000  Minneapolis & St Paul MN Met Arpts, 6.250%, 1/1/06..............................          1,007,525
     2,250,000  New York NY TFA Ser B, 3.125%, 2/1/06...........................................          2,244,776
       800,000  Chardon OH GO BANS, 3.620%, 2/15/06.............................................            800,000
     2,900,000  OH Elec Energy Acquisition Corp II, 3.870%, 2/15/06.............................          2,900,000
     1,250,000  NY St Thruway Svc Contract Rev, 2.590%, 3/15/06.................................          1,241,732
       800,000  Darke Co OH BANS, 5.000%, 7/11/06...............................................            802,981
       285,000  Long Beach CA Pension Oblig, 6.870%, 9/1/06.....................................            291,423
     1,000,000  Pittsburgh PA Urban Redev Auth Spl Tax, 4.500%, 9/1/06..........................          1,002,646
     1,000,000  Lebanon OH LTGO BANS (Telecom), 5.250%, 9/19/06.................................          1,006,939
                                                                                                       ------------
                TOTAL TAXABLE MUNICIPAL BONDS...................................................       $ 17,766,475
                                                                                                       ------------

                COMMERCIAL PAPER -- 2.8%
$    4,000,000  BNP Paribas, 10/3/05............................................................       $  3,999,140
       454,000  Greyhawk Funding, 10/3/05.......................................................            453,903
                                                                                                       ------------
                TOTAL COMMERCIAL PAPER..........................................................       $  4,453,043
                                                                                                       ------------

                TOTAL INVESTMENT SECURITIES -- 100.7%
                (Amortized Cost $158,376,394)...................................................       $158,376,394

                LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.7%)..................................        (1,154,825)
                                                                                                       ------------

                NET ASSETS -- 100.0%.............................................................      $157,221,569
                                                                                                       ============

See accompanying notes to portfolios of investments and notes to financial statements.

U.S. GOVERNMENT MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2005
================================================================================

   PRINCIPAL
    AMOUNT      INVESTMENT SECURITIES -- 82.3%                                                             VALUE
-------------------------------------------------------------------------------------------------------------------
                U.S. GOVERNMENT AGENCY OBLIGATIONS -- 64.6%
$      300,000  FNMA, 6.540%, 10/3/05...........................................................       $    300,048
       700,000  Overseas Private Investment Corp, 3.750%, 10/5/05...............................            700,000
       500,000  Overseas Private Investment Corp, 3.800%, 10/5/05...............................            500,000
     3,069,767  Overseas Private Investment Corp, 3.840%, 10/5/05...............................          3,069,768
       500,000  FHLMC Discount Note, 10/18/05...................................................            499,209
     1,000,000  FFCB, 1.500%, 10/19/05..........................................................            998,878
       205,000  FFCB, 1.800%, 10/19/05..........................................................            204,809
       500,000  FFCB, 2.250%, 10/19/05..........................................................            499,678
     1,000,000  FHLB, 5.450%, 10/19/05..........................................................          1,001,063
       500,000  FNMA, 2.050%, 10/28/05..........................................................            499,495
       250,000  FNMA, 2.170%, 11/14/05..........................................................            249,488
       100,000  FHLB, 2.125%, 11/15/05..........................................................             99,809
       300,000  FHLB, 3.625%, 11/15/05..........................................................            300,000
       205,000  FHLMC, 2.300%, 11/17/05.........................................................            204,824
       500,000  FNMA, 2.270%, 11/17/05..........................................................            499,008
       300,000  FHLB, 2.410%, 11/23/05..........................................................            299,519
       420,000  FNMA, 6.140%, 11/25/05..........................................................            421,618
       215,000  FHLB, 6.500%, 11/29/05..........................................................            216,196
       100,000  FNMA Discount Note, 12/9/05.....................................................             99,277
       115,000  FNMA, 5.940%, 12/12/05..........................................................            115,628
       650,000  FHLB, 2.000%, 12/16/05..........................................................            647,402
       100,000  FHLB, 2.150%, 12/16/05..........................................................             99,686
       250,000  FFCB, 2.000%, 12/19/05..........................................................            249,034
       100,000  FFCB, 6.020%, 12/19/05..........................................................            100,450
       175,000  FFCB, 5.250%, 12/28/05..........................................................            175,928
       123,000  FNMA, 5.875%, 2/2/06............................................................            123,745
       775,000  FHLB, 2.080%, 2/3/06............................................................            769,894
       100,000  FHLB, 3.150%, 2/9/06............................................................             99,681
       365,000  FNMA, 2.750%, 2/23/06...........................................................            363,105
       100,000  FHLMC, 6.280%, 3/6/06...........................................................            100,924
       100,000  FHLB, 2.200%, 3/16/06...........................................................             99,144
       300,000  FNMA, 5.500%, 5/2/06............................................................            302,385
                                                                                                       ------------
                TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS........................................       $ 13,909,693
                                                                                                       ------------

                VARIABLE RATE DEMAND NOTES -- 17.7%
$    1,350,000  FL HFC Rev (Tuscany)
                  Guarantor:  FNMA, 3.940%, 10/6/05 ............................................       $  1,350,000
     1,150,000  Sacramento Co CA Hsg Auth MFH Rev (Deer Park Apts)
                  Guarantor: FNMA, 3.880%, 10/6/05 .............................................          1,150,000
     1,300,000  Simi Valley CA Hsg MFH Rev (Parker Ranch)
                  Guarantor: FNMA, 3.880%, 10/6/05..............................................          1,300,000
                                                                                                       ------------
                TOTAL VARIABLE RATE DEMAND NOTES................................................       $  3,800,000
                                                                                                       ------------

                TOTAL INVESTMENT SECURITIES -- 82.3%.............................................      $ 17,709,693
                                                                                                       ------------

U.S. GOVERNMENT MONEY MARKET FUND
(CONTINUED)
================================================================================

     FACE
    AMOUNT      REPURCHASE AGREEMENTS -- 17.3%                                                            VALUE
-------------------------------------------------------------------------------------------------------------------
$    3,727,000  Nesbitt Burns Securities Inc 3.75% dated 09/30/05 due 10/03/05 repurchase proceeds $3,728,165 (Collateralized by various US Treasury and Government Agency Obligations with maturities to 07/15/2013
                market value $3,802,278)........................................................       $  3,727,000
                                                                                                       ------------

                TOTAL INVESTMENT SECURITIES AND REPURCHASE AGREEMENTS --  99.6%
                (Amortized Cost $21,436,693)....................................................       $ 21,436,693

                OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.4%....................................            78,146
                                                                                                       ------------

                NET ASSETS -- 100.0%.............................................................      $ 21,514,839
                                                                                                       ============

See accompanying notes to portfolios of investments and notes to financial statements.

NOTES TO PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 2005
================================================================================

VARIABLE RATE DEMAND NOTES

A variable rate demand note is a security payable on demand at par whose terms provide for the periodic readjustment of its interest rate on set dates and which, at any time, can reasonably be expected to have a market value that approximates its par value. The interest rates shown represent the effective rates as of the report date. The dates shown represent the scheduled next reset dates.

PORTFOLIO ABBREVIATIONS:

BANS - Bond Anticipation Notes
CDA - Communities Development Authority
COPS - Certificates of Participation
CSD - City School District
EDA - Economic Development Authority
EDR - Economic Development Revenue
FFCB - Federal Farm Credit Bank
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
FRN - Floating Rate Note
GNMA - Government National Mortgage Association
GO - General Obligation
HFA - Housing Finance Authority
HFC - Housing Finance Coporation/Committee
IDA - Industrial Development Authority
IDR - Iamsdndustrial Development Revenue
LTGO - Limited Tax General Obligation
MFH - Multi-Family Housing
PFA - Public Finance Authority
PCR - Pollution Control Revenue
SD - School District
TFA - Transitional Finance Authority
UTGO - Unlimited Tax General Obligation
144a - This is a restricted security that was sold in a transaction exempt from Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

To the Shareholders and Board of Trustees of Touchstone Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Investment Trust (comprised of Touchstone Core Bond Fund, Touchstone High Yield Fund, Touchstone Institutional Money Market Fund (formerly Touchstone Institutional U.S. Government Money Market Fund), Touchstone Money Market Fund, and Touchstone U.S. Government Money Market Fund) (the "Funds") as of September 30, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising the Touchstone Investment Trust at September 30, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                              /s/ Ernst & Young LLP

Cincinnati, Ohio
November 14, 2005

OTHER ITEMS (UNAUDITED)
================================================================================

PROXY VOTING DISCLOSURE

The Sub-Advisor is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisor uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30, are available without charge upon request by calling toll free 1.800.543.0407. These items are also available on the Securities and Exchange Commission's (the Commission) website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission's website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling
1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SPECIAL MEETING OF SHAREHOLDERS

On February 15, 2005, a Special Meeting of Shareholders was held to approve or disapprove the election of 9 Trustees to the Touchstone Investment Trust.

The results of the voting for Trustees were as follows:

NOMINEES                                    FOR                       ABSTAIN
--------------------------------------------------------------------------------
Jill T. McGruder                       216,874,489.719              974,842.748
John F. Barrett                        216,917,405.912              931,926.555
Richard L. Brenan                      216,896,034.001              953,298.466
J. Leland Brewster II                  216,901,431.904              947,900.563
Phillip R. Cox                         216,905,033.105              944,299.362
H. Jerome Lerner                       216,893,147.616              956,184.851
Donald C. Siekmann                     216,899,777.544              949,554.923
Robert E. Stautberg                    216,906,419.877              942,912.590
John P. Zanotti                        216,912,580.401              936,752.066
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended September 30, 2005" to estimate the expenses you paid on your account during this period.

================================================================================

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

--------------------------------------------------------------------------------------------------------
                                                                                           EXPENSES PAID
                                            NET EXPENSE                       ENDING        DURING THE
                                              RATIO          BEGINNING       ACCOUNT        SIX MONTHS
                                            ANNUALIZED     ACCOUNT VALUE       VALUE           ENDED
                                            SEPT. 30,       APRIL 1,         SEPT. 30,      SEPT. 30,
                                               2005            2005*           2005           2005**
--------------------------------------------------------------------------------------------------------
CORE BOND FUND
   Class A Actual .......................     0.90%          $1,000.00       $1,017.50        $4.55
   Class A Hypothetical .................     0.90%          $1,000.00       $1,020.56        $4.56

   Class C Actual .......................     1.65%          $1,000.00       $1,013.40        $8.33
   Class C Hypothetical .................     1.65%          $1,000.00       $1,016.80        $8.34

HIGH YIELD FUND
   Class A Actual .......................     1.05%          $1,000.00       $1,038.40        $5.37
   Class A Hypothetical .................     1.05%          $1,000.00       $1,019.80        $5.32

   Class B Actual .......................     1.80%          $1,000.00       $1,033.40        $9.18
   Class B Hypothetical .................     1.80%          $1,000.00       $1,016.04        $9.10

   Class C Actual .......................     1.80%          $1,000.00       $1,034.50        $9.18
   Class C Hypothetical .................     1.80%          $1,000.00       $1,016.04        $9.10

INSTITUTIONAL MONEY
MARKET FUND
           Actual .......................     0.21%          $1,000.00       $1,014.40        $1.06
           Hypothetical .................     0.21%          $1,000.00       $1,024.02        $1.07

MONEY MARKET FUND
   Class A Actual .......................     0.85%          $1,000.00       $1,013.20        $4.29
   Class A Hypothetical .................     0.85%          $1,000.00       $1,020.81        $4.31

   Class S Actual .......................     1.15%          $1,000.00       $1,011.60        $5.80
   Class S Hypothetical .................     1.15%          $1,000.00       $1,019.30        $5.82

U.S. GOVERNMENT MONEY
MARKET FUND
           Actual .......................     0.95%          $1,000.00       $1,011.50        $4.79
           Hypothetical .................     0.95%          $1,000.00       $1,020.31        $4.81

* The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2005 through September 30, 2005.)

** Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365] (to reflect the one-half year period).

MANAGEMENT OF THE TRUST
(UNAUDITED)
================================================================================

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407.

INTERESTED TRUSTEES(1)
------------------------------------------------------------------------------------------------------------------------------------
NAME                       POSITION(S)    TERM OF OFFICE(2)  PRINCIPAL                  NUMBER OF FUNDS        OTHER
ADDRESS                    HELD WITH      AND LENGTH OF      OCCUPATION(S)              OVERSEEN IN THE        DIRECTORSHIPS
AGE                        TRUST          TIME SERVED        DURING PAST 5 YEARS        TOUCHSTONE FAMILY(3)   HELD(4)
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder           Trustee        Until retirement   Senior Vice President of            31            Director of LaRosa's
Touchstone Advisors, Inc   and            at age 75 or       The Western and Southern                          (a restaurant chain).
303 Broadway               President      until she resigns  Life Insurance Company.
Cincinnati, OH                            or is removed      President and a director of
Age: 50                                                      IFS Financial Services,
                                          Trustee since      Inc. (a holding company).
                                          1999               She is a director of
                                                             Capital Analysts
                                                             Incorporated (an investment
                                                             advisor and broker-dealer),
                                                             Integrated Fund Services,
                                                             Inc. (the Trust's
                                                             administrator, accounting
                                                             agent and transfer agent),
                                                             IFS Fund Distributors, Inc.
                                                             (a broker-dealer),
                                                             Touchstone Advisors, Inc.
                                                             (the Trust's investment
                                                             advisor) and Touchstone
                                                             Securities, Inc. (the
                                                             Trust's distributor). She
                                                             is also President and a
                                                             director of IFS Agency
                                                             Services, Inc. (an
                                                             insurance agency), W&S
                                                             Financial Group
                                                             Distributors, Inc. (an
                                                             annuity distributor)and IFS
                                                             Systems, Inc. She is Senior
                                                             Vice President and a
                                                             director of Fort Washington
                                                             Brokerage Services, Inc. (a
                                                             broker-dealer). She is
                                                             President of Touchstone
                                                             Tax- Free Trust, Touchstone
                                                             Investment Trust,
                                                             Touchstone Variable Series
                                                             Trust and Touchstone
                                                             Strategic Trust. She was
                                                             President of Touchstone
                                                             Advisors, Inc. and
                                                             Touchstone Securities, Inc.
                                                             until 2004.
------------------------------------------------------------------------------------------------------------------------------------
John F. Barrett            Trustee        Until retirement   Chairman of the Board,              31        Director of The
The Western and Southern                  at age 75 or       President and Chief                           Andersons (an
Life Insurance Company                    until he resigns   Executive Officer of The                      agribusiness and
400 Broadway                              or is removed      Western and Southern Life                     retailing
Cincinnati, OH                                               Insurance Company, Western-                   company); Convergys
Age: 56                                   Trustee since      Southern Life Assurance                       Corporation (a provider
                                          2002               Company and Western &                         of business support
                                                             Southern Financial Group,                     systems and customer
                                                             Inc.; Director and Chairman                   care operations) and
                                                             of Columbus Life Insurance                    Fifth Third Bancorp.
                                                             Company; Fort Washington
                                                             Investment Advisors, Inc.,
                                                             Integrity Life Insurance
                                                             Company and National
                                                             Integrity Life Insurance
                                                             Company; Director of Eagle
                                                             Realty Group, Inc., Eagle
                                                             Realty Investments, Inc.
                                                             and Integrated Fund
                                                             Services, Inc; Director,
                                                             Chairman and CEO of WestAd,
                                                             Inc.; President and Trustee
                                                             of Western & Southern
                                                             Financial Fund, Inc.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Richard L. Brenan          Trustee        Until retirement   Retired Managing Partner of         31        Director of Wing
303 Broadway                              at age 75 or       KPMG LLP (a certified                         Eyecare Companies.
Cincinnati, OH                            until he resigns   public accounting firm).
Age: 60                                   or is removed      Director of The National
                                                             Underwriter Company (a
                                          Trustee            publisher of insurance and
                                          since 2005         financial service products)
                                                             until 2004.
------------------------------------------------------------------------------------------------------------------------------------
J. Leland Brewster II      Trustee        Until retirement   Retired Senior Partner of           31        None
303 Broadway                              in 2005 or until   Frost Brown Todd LLC (a law
Cincinnati, OH                            he resigns or is   firm). Director of
Age: 76                                   removed            Consolidated Health
                                                             Services, Inc. until 2004.
                                          Trustee
                                          since 2000
------------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT OF THE TRUST
(CONTINUED)
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES(1) (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
NAME               POSITION(S) TERM OF OFFICE(2)                                NUMBER OF FUNDS      OTHER
ADDRESS            HELD WITH   AND LENGTH OF      PRINCIPAL OCCUPATION(S)       OVERSEEN IN THE      DIRECTORSHIPS
AGE                TRUST       TIME SERVED        DURING PAST 5 YEARS           TOUCHSTONE FAMILY(3) HELD(4)
------------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox     Trustee     Until retirement   President and Chief Executive        31            Director of the Federal
303 Broadway                   at age 75 or       Officer of Cox Financial                           Reserve Bank of Cleveland
Cincinnati, OH                 until he resigns   Corp. (a financial services                        and Cinergy Corporation (a
Age: 57                        or is removed      company).                                          utility company); Chairman
                                                                                                     of The Cincinnati Bell
                               Trustee since                                                         Telephone Company LLC;
                               1999                                                                  Director of The Timken
                                                                                                     Company (a manufacturer of
                                                                                                     bearings, alloy steels and
                                                                                                     related products and services).
------------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner   Trustee     Until retirement   Principal of HJL Enterprises         31            None
303 Broadway                   at age 75 or       (a privately held investment
Cincinnati, OH                 until he resigns   company).
Age: 67                        or is removed

                               Trustee since
                               1981
------------------------------------------------------------------------------------------------------------------------------------
Donald C.          Trustee     Until retirement   Executive for Duro Bag               31            None
Siekmann                       at age 75 or       Manufacturing Co. (a bag
303 Broadway                   until he resigns   manufacturer); President of
Cincinnati, OH                 or is removed      Shor Foundation for Epilepsy
Age: 67                                           Research (a charitable
                               Trustee since      foundation). Trustee of
                               2005               Riverfront Funds (mutual
                                                  funds) from 1999 - 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert E.          Trustee     Until retirement   Retired Partner of KPMG LLP          31            Trustee of Tri-Health
Stautberg                      at age 75 or       (a certified public                                Physician Enterprise
303 Broadway                   until he resigns   accounting firm). Vice                             Corporation.
Cincinnati, OH                 or is removed      President of St. Xavier High
Age: 71                                           School.
                               Trustee since
                               1999
------------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti    Trustee     Until retirement   CEO, Chairman and Director of        31            Director of QMed (a
303 Broadway                   at age 75 or       Avaton, Inc. (a wireless                           health care management
Cincinnati, OH                 until he resigns   entertainment company).                            company).
Age: 57                        or is removed      President of Cincinnati
                                                  Biomedical (a life science
                               Trustee since      and economic development
                               2002               company). CEO, Chairman and
                                                  Director of Astrum Digital
                                                  Information (an information
                                                  monitoring company) from 2000
                                                  until 2001; President of
                                                  Great American Life Insurance
                                                  Company from 1999 until 2000.
                                                  A Director of Chiquita Brands
                                                  International, Inc. until
                                                  2000.
------------------------------------------------------------------------------------------------------------------------------------
(1)   Ms. McGruder, as a director of Touchstone Advisors, Inc., the Trust's investment advisor, and Touchstone Securities, Inc., the Trust's distributor and an officer of affiliates of the advisor and distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Barrett, as President and Chairman of The
      Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of Touchstone
      Advisors, Inc. and Touchstone Securities, Inc., Chairman of Fort Washington Investment Advisors, Inc., the Trust's
      sub-advisor and an officer of other affiliates of the advisor and distributor is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2)   Each Trustee is elected to serve until the age of 75 or after five years of service, whichever is greater, or until he or she sooner resigns or is removed.

(3)   The Touchstone Family of Funds consists of five series of the Trust, seven series of Touchstone Strategic Trust, four series of Touchstone Tax-Free Trust and fifteen variable annuity series of Touchstone Variable Series Trust.

(4)   Each Trustee is also a Trustee of Touchstone Strategic Trust, Touchstone Tax-Free Trust and Touchstone Variable Series
      Trust.


MANAGEMENT OF THE TRUST
(CONTINUED)
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
NAME                       POSITION(S)    TERM OF OFFICE(1)   PRINCIPAL                  NUMBER OF FUNDS           OTHER
ADDRESS                    HELD WITH      AND LENGTH OF       OCCUPATION(S)              OVERSEEN IN THE           DIRECTORSHIPS
AGE                        TRUST          TIME SERVED         DURING PAST 5 YEARS        TOUCHSTONE FAMILY(2)      HELD
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder           President      Until resignation,  See biography above .               31               Director of
Touchstone                 and Trustee    removal or                                                               LaRosa's (a
Advisors, Inc.                            disqualification                                                         restaurant
303 Broadway                                                                                                       chain).
Cincinnati, OH                            President since
Age: 50                                   2004; President
                                          from 2000-2002
------------------------------------------------------------------------------------------------------------------------------------
Brian E. Hirsch            Vice           Until resignation,  Vice                                31               None
Touchstone Advisors, Inc.  President      removal or          President-Compliance of
303 Broadway               and Chief      disqualification    IFS Financial Services,
Cincinnati, OH             Compliance                         Inc., Director of
Age: 48                    Officer        Vice President      Compliance of Fort
                                          since 2003          Washington Brokerage
                                                              Services, Inc.; Chief
                                                              Compliance Officer of
                                                              Puglisi & Co. from 2001
                                                              until 2002; Vice
                                                              President - Compliance
                                                              of Palisade Capital
                                                              Management LLC (an
                                                              investment advisor)
                                                              from 1997 until 2000.
------------------------------------------------------------------------------------------------------------------------------------
James H. Grifo             Vice           Until resignation,  President of Touchstone             31               None
Touchstone Securities,     President      removal or          Securities, Inc. and
Inc.                                      disqualification    Touchstone Advisors,
303 Broadway                                                  Inc.; Managing Director
Cincinnati, OH                            Vice President      of Deutsche Asset
Age: 54                                   since 2004          Management until 2001.
------------------------------------------------------------------------------------------------------------------------------------
William A. Dent            Vice           Until resignation,  Senior Vice President               31               None
Touchstone Advisors, Inc.  President      removal or          of Touchstone Advisors,
303 Broadway                              disqualification    Inc.; Marketing
Cincinnati, OH                                                Director of Promontory
Age: 42                                   Vice President      Interfinancial Network
                                          since 2004          from 2002-2003; Senior
                                                              Vice President of
                                                              McDonald Investments
                                                              from 1998 - 2001.
------------------------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft       Controller     Until resignation,  Senior Vice President,              31               None
Touchstone                 and            removal or          Chief Financial Officer
Advisors, Inc.             Treasurer      disqualification    and Treasurer of
303 Broadway                                                  Integrated Fund
Cincinnati, OH                            Controller since    Services, Inc., IFS
Age: 43                                   2000                Fund Distributors, Inc.
                                          Treasurer since     and Fort Washington
                                          2003                Brokerage Services,
                                                              Inc. She is Chief
                                                              Financial Officer of
                                                              IFS Financial Services,
                                                              Inc., Touchstone
                                                              Advisors, Inc. and
                                                              Touchstone Securities,
                                                              Inc. and Assistant
                                                              Treasurer of Fort
                                                              Washington Investment
                                                              Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Tina H. Bloom              Secretary      Until resignation,  Vice President -                    31               None
Integrated Fund Services,                 removal or          Managing Attorney of
Inc.                                      disqualification    Integrated Fund
303 Broadway                                                  Services, Inc. and IFS
Cincinnati, OH                            Secretary since     Fund Distributors, Inc.
Age: 37                                   1999
------------------------------------------------------------------------------------------------------------------------------------
(1)   Each officer also holds the same office with Touchstone Tax-Free Trust, Touchstone Strategic Trust and Touchstone Variable
      Series Trust.

(2)   The Touchstone Family of Funds consists of five series of the Trust, four series of Touchstone Tax-Free Trust, seven series of Touchstone Strategic Trust and fifteen variable annuity series of Touchstone Variable Series Trust.

60

TOUCHSTONE INVESTMENTS

DISTRIBUTOR

Touchstone Securities, Inc.
303 Broadway
Cincinnati, Ohio 45202-4203
800.638.8194
www.touchstoneinvestments.com

INVESTMENT ADVISOR

Touchstone Advisors, Inc.
303 Broadway
Cincinnati, Ohio 45202-4203

TRANSFER AGENT

Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE

800.543.0407

A Member of Western & Southern Financial Group(R)

--------------------------------------------------------------------------------

Touchstone Securities, Inc.
303 Broadway
Cincinnati, Ohio 45202-4203

[LOGO] TOUCHSTONE
       INVESTMENTS

ITEM 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Robert Stautberg is the registrant's audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. Audit fees totaled approximately $61,500 for the September 30, 2005 fiscal year and approximately $57,800 for the September 30, 2004 fiscal year, including fees associated with the annual audit and filings of the registrant's Form N-1A and Form N-SAR.

(b) AUDIT-RELATED FEES. Audit-related fees totaled approximately $113,200 for the September 30, 2005 fiscal year and consisted of SAS 70 internal control reviews of the registrant's fund accountant and transfer agent. Audit-related fees totaled approximately $130,500 for the September 30, 2004 fiscal year, of which $28,000 consisted of due diligence/merger services for fund mergers and $102,500 consisted of SAS 70 internal control reviews of the registrant's fund accountant and transfer agent.

(c) TAX FEES. Tax fees totaled approximately $12,500 for the September 30, 2005 fiscal year and $16,000 for the September 30, 2004 fiscal year and consisted of fees for tax compliance and tax consultation services during both years.

(d) ALL OTHER FEES. There were no other fees for the September 30, 2005 or September 30, 2004 fiscal years.

(e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICIES. The Audit Committee's pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services," assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence and permissible non-audit services classified as "all other services" that are routine and recurring services.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser (excluding its sub-advisor) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant were approximately $208,350 for the fiscal year ended September 30, 2005 and $289,200 for the fiscal year ended September 30, 2004.

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant does not have procedures by which shareholders may recommend nominees to its Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) The Code of Ethics for Senior Financial Officers was filed on December 6, 2004 with registrant's N-CSR for the September 30, 2004 fiscal year and is hereby incorporated by reference.

(a)(2) Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith.

(b)    Certification required by Item 11(b) of Form N-CSR is filed herewith.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Touchstone Investment Trust

By (Signature and Title)

/s/ Jill T. McGruder
------------------------
Jill T. McGruder
President

Date:  December 5, 2005

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jill T. McGruder
------------------------
Jill T. McGruder
President

Date:  December 5, 2005

/s/ Terrie A. Wiedenheft
------------------------
Terrie A. Wiedenheft
Controller & Treasurer

Date:  December 5, 2005